                                                                   Exhibit 10.60
                                 TRUST AGREEMENT

                          Dated as of December 1, 2001

                                      among

                                    EMT Corp.
                                  as Depositor

                                  NELnet, Inc.
                                as Administrator

                              JPMorgan Chase Bank,
                            as Collateral Agent, Note
                         Registrar and Note Paying Agent

                                       and

                            Wilmington Trust Company
         as Trustee, Certificate Registrar and Certificate Paying Agent

                            THE NELNET GROUP TRUST II

                                TABLE OF CONTENTS

                                                                                             Page
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
                                            ARTICLE I
                                           DEFINITIONS

Section 1.1.     Definitions...............................................................    1
Section 1.2.     Usage of Terms............................................................   12
Section 1.3.     Calculations..............................................................   12
Section 1.4.     Section References........................................................   12
Section 1.5.     Action by or Consent of Noteholders and/or Subordinated
                 Certificateholders........................................................   13

                                           ARTICLE II
                                        CREATION OF TRUST

Section 2.1.     Creation of Trust.........................................................   13
Section 2.2.     Office....................................................................   13
Section 2.3.     Purposes and Powers.......................................................   13
Section 2.4.     Appointment of Trustee, Certificate Paying Agent, Certificate Registrar,
                 Note Paying Agent and Note Registrar......................................   14
Section 2.5.     Conveyance of Underlying Residual Rights, Adjusted Program Expenses
                 and the Underlying Ancillary Rights.......................................   15
Section 2.6.     Declaration of Trust......................................................   17
Section 2.7.     Liability of the Noteholders and Subordinated Certificateholders..........   17
Section 2.8.     Title to Trust Property...................................................   17
Section 2.9.     Situs of Trust............................................................   18
Section 2.10.    Representations and Warranties of the Depositor...........................   18
Section 2.11.    Federal Income Tax Allocations............................................   19
Section 2.12.    Payment of Expenses.......................................................   20
Section 2.13.    Covenants of the Noteholders..............................................   20
Section 2.14.    Covenants of the Trust, the Trustee, the Administrator and Subordinated
                 Certificateholders........................................................   21
Section 2.15.    Note Insurer's Rights Regarding Actions, Proceedings or
                 Investigations............................................................   22

                                 ARTICLE IIA THE ADMINISTRATOR        23

Section 2.1A.    Representations and Warranties of the Administrator.......................   23
Section 2.2A.    Merger or Consolidation of Administrator..................................   24
Section 2.3A.    Liability and Indemnities.................................................   25
Section 2.4A.    Administrator Not to Resign...............................................   26
Section 2.5A.    Administrator Default.....................................................   26
Section 2.6A.    Appointment of Successor..................................................   27
Section 2.8A.    Waiver of Past Defaults...................................................   28

                                        i

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
Section 2.9A. Sub-Administrators...........................................................   28
Section 2.10A. Cash Flow Certificates......................................................   29
Section 2.11A. Perfected Security Interest.................................................   29
Section 2.12A. Administrative Duties.......................................................   30

                                           ARTICLE III
                           THE NOTES AND THE SUBORDINATED CERTIFICATES

Section 3.1.     Initial Ownership.........................................................   31
Section 3.2.     Conditions to Issuance of the Notes and the Subordinated Certificates.....   31
Section 3.3.     The Notes and Subordinated Certificates...................................   31
Section 3.4.     Unconditional Rights of Noteholders to Receive Principal Amount and
                 Interest..................................................................   31
Section 3.5.     Authentication of Notes and Subordinated Certificates.....................   32
Section 3.6.     Registration of Transfer and Exchange of Notes and Subordinated
                 Certificates..............................................................   32
Section 3.7.     Mutilated, Destroyed, Lost or Stolen Notes or Subordinated
                 Certificates..............................................................   36
Section 3.8.     Persons Deemed Noteholders and Subordinated Certificateholders............   36
Section 3.9.     Access to List of Noteholders' and Subordinated Certificateholders'
                 Names and Addresses.......................................................   37
Section 3.10.    Disposition by the Holder of the Special Interest.........................   37

                                           ARTICLE IV
                    ADMINISTRATION OF COLLECTION ACCOUNT, RESERVE ACCOUNT AND
                              DISTRIBUTION ACCOUNT; CERTAIN DUTIES

Section 4.1.     Collection Account, Reserve Account and Distribution Account..............   38
Section 4.2.     Use of Funds in Collection Account, Distribution Account and Reserve
                 Account...................................................................   40
Section 4.3.     Method of Payment or Distribution.........................................   42
Section 4.4.     No Segregation of Moneys; No Interest.....................................   42
Section 4.5.     Accounting; Reports; Tax Returns..........................................   42
Section 4.6.     Optional Redemption of Notes..............................................   43
Section 4.7.     Reports...................................................................   44
Section 4.8.     Optional Advances and Principal Subsidy Payments..........................   44
Section 4.9.     The Policies..............................................................   45

                                            ARTICLE V
                  THE TRUSTEE, THE COLLATERAL AGENT, THE NOTE PAYING AGENT, THE
                CERTIFICATE PAYING AGENT, THE NOTE REGISTRAR AND THE CERTIFICATE
                                            REGISTRAR

Section 5.1.     General Authority and Duties..............................................   46
Section 5.2.     Action Upon Instruction...................................................   47

Section 5.3.     No Duties Except as Specified in This Agreement or in Instructions; Not
                 Acting in Individual Capacity.............................................   49
Section 5.4.     Representations and Warranties............................................   50
Section 5.5.     Reliance; Advice of Counsel...............................................   51
Section 5.6.     May Own Notes.............................................................   52
Section 5.7.     Doing Business in Other Jurisdictions.....................................   52
Section 5.8.     Indemnification...........................................................   52
Section 5.9.     Acceptance of Trusts and Duties...........................................   53
Section 5.10.    Trustee, Collateral Agent, Note Registrar, Note Paying Agent, the
                 Certificate Paying Agent and Certificate Registrar Not Liable for
                 Subordinated Certificates or Underlying Residual Rights...................   54
Section 5.11.    Payments from Trust Property..............................................   55
Section 5.12.    Consent of the Note Insurer With Respect to Certain Matters...............   55
Section 5.13.    Actions by Subordinated Certificateholders with Respect to Bankruptcy.....   56
Section 5.14.    Restrictions on the Subordinated Certificateholders' Powers...............   57
Section 5.15.    Fiduciary Duties of the Trustee...........................................   57

                                           ARTICLE VI
                               COMPENSATION OF TRUSTEE AND OTHERS

Section 6.1.     Fees and Expenses.........................................................   58

                                           ARTICLE VII
                                             DEFAULT

Section 7.1.     Events of Default.........................................................   58
Section 7.2.     Rights Upon an Event of Default...........................................   58
Section 7.3.     Distributions.............................................................   59
Section 7.4.     Restrictions on Noteholders' Power........................................   60

                                          ARTICLE VIII
                                    DISSOLUTION OF THE TRUST

Section 8.1.     Dissolution of the Trust..................................................   60

                                           ARTICLE IX
                 SUCCESSOR TRUSTEES, PAYING AGENTS AND REGISTRARS AND ADDITIONAL
                                            TRUSTEES

Section 9.1.     Eligibility Requirements for Trustee......................................   61
Section 9.2.     Resignation or Removal of Trustee and Others..............................   61
Section 9.3.     Successor Trustee.........................................................   62
Section 9.4.     Merger or Consolidation...................................................   63
Section 9.5.     Appointment of Co-Trustee or Separate Trustee.............................   63

                                            ARTICLE X
                                    MISCELLANEOUS PROVISIONS
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                                       iii

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
Section 10.1.    Amendment.................................................................   65
Section 10.2.    No Recourse...............................................................   66
Section 10.3.    Governing Law.............................................................   66
Section 10.4.    Severability of Provisions................................................   66
Section 10.5.    Third-Party Beneficiaries.................................................   66
Section 10.6.    Counterparts..............................................................   67
Section 10.7.    Notices...................................................................   67
Section 10.8.    Successors and Assigns....................................................   68
Section 10.9.    No Petition...............................................................   68
Section 10.10.   Headings..................................................................   68
Section 10.11.   Administrator.............................................................   68
Section 10.12.   Furnishing Information....................................................   68
Section 10.13.   Amendments to Underlying Agreements; Underlying Trust Not to Issue
                 Additional Securities.....................................................   69
Section 10.14.   The Note Insurer..........................................................   70
Section 10.15.   Security Agreement........................................................   70

SCHEDULE I       Targeted Balance Schedule
SCHEDULE II      List of Underlying Agreements
EXHIBIT A        Form of Certificate of Trust
EXHIBIT B        Form of Note
EXHIBIT C        Form of Subordinated Certificate
EXHIBIT D        Form of Payment Date Report
EXHIBIT E        Form of Representation Letter and Affidavit
EXHIBIT F        Debt Service Reserve Surety Bond
EXHIBIT G        Note Insurance Policy
EXHIBIT H        Form of Cash Flow Certificate
EXHIBIT I        Form of Notice to Note Insurer
EXHIBIT J        Form of Demand for Payment to Note Insurer

         THIS TRUST AGREEMENT dated as of December 1, 2001, is made among EMT Corp., an Indiana corporation, as depositor (the "Depositor"), NELnet, Inc. ("NELnet"), a Nevada Corporation, as administrator (the "Administrator"), JPMorgan Chase Bank, a New York banking corporation, as collateral agent, note registrar and note paying agent (in such capacities, the "Collateral Agent," the "Note Registrar" and the "Note Paying Agent," respectively) and Wilmington Trust Company, a Delaware banking corporation and trust company headquartered in Wilmington Delaware, as trustee, certificate registrar and certificate paying agent (in such capacities, the "Trustee," "Certificate Registrar" and "Certificate Paying Agent," respectively).

         In consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1. Definitions.

         Adjusted Program Expenses: The Depositor's right to receive the administrative fees and other Program Expenses (as defined in the Underlying Trust Agreement), exclusive of any Underlying Loan Servicing Fees, from the Underlying Trust pursuant to priority FOURTH of Section 5.3(B) of the Underlying Trust Agreement, which rights are being conveyed to the Trust pursuant to the Assignment Agreement and Section 2.5 hereof.

         Administration Fee: The fee payable to the Administrator on each Payment Date pursuant to Section 4.2(a)(iv) for performing its services hereunder, which fee shall equal $15,000 per year, payable semi-annually in equal installments of $7,500 each.

         Administrator: Means NELnet, Inc., a Nevada corporation, and its successors and assigns.

         Administrator Default: Has the meaning set forth in Section 2.5A.

         Agreement: This Trust Agreement, all amendments and supplements thereto and all exhibits and schedules to any of the foregoing.

         Amount Available: With respect to any Payment Date, the aggregate amount contained in the Collection Account on such Payment Date, but not including the portion thereof representing Surety Bond Payments or Insured Payments or amounts transferred from the first sub-account of the Reserve Account.

         Assignment Agreement: The Assignment Agreement dated as of December 1, 2001 between the Depositor, the Trust relating to the Underlying Residual Rights and the right to receive the Adjusted Program Expenses and the right to exercise the Underlying Ancillary Rights.

         Bankruptcy Action: The meaning set forth in Section 5.12 hereof.

         Beneficial Owner: With respect to any Book-Entry Note, the beneficial owner of such Book-Entry Note.

         Book-Entry Note: Any Note registered in the name of the Depository or its nominee, beneficial ownership of which is reflected on the books of the Depository or on the books of a Direct Participant or Indirect Participant.

         Business Day: Any day other than (a) a Saturday or a Sunday or (b) another day on which banking institutions in the city in which a Person is taking action hereunder are authorized or obligated by law, executive order, or governmental decree to be closed.

         Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

         Cash Flow Certificate: Each semi-annual certificate prepared by the Cash Flow Consultant and delivered to the Depositor, the Administrator, the Trustee, the Collateral Agent, the Note Insurer and each Rating Agency pursuant to Section 2.10A.

         Cash Flow Consultant: Salomon Smith Barney Inc., or any successor thereto approved by the Note Insurer.

         Certificate of Trust: The Certificate of Trust in the form of Exhibit A hereto filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

         Certificate Paying Agent: Initially, the Trustee or its successor in interest and any successor certificate paying agent appointed as provided in this Agreement.

         Certificate Register: The Certificate Register referred to in Section 3.6(a).

         Certificate Registrar: Initially, the Trustee or its successor in interest and any successor certificate registrar appointed as provided in this Agreement.

         Closing Date: December 28, 2001.

         Collateral Agent: JPMorgan Chase Bank, not in its individual capacity but solely as collateral agent for the Note Insurer hereunder and under the Security Agreement, and any successor appointed as provided therein or hereunder.

         Collateral Agent Fee: The fee payable to the Collateral Agent as provided in a separate fee agreement between the Collateral Agent and NELnet.

         Code: The Internal Revenue Code of 1986, as amended.

         Collection Account: The account designated as the Collection Account in, and which is established and maintained pursuant to, Section 4.1.

         Corporate Trust Office: With respect to the Trustee, its office at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration; or at such other address as the Trustee may designate by notice to the Noteholders, the Note Insurer, the Administrator and the Depositor, or the principal corporate trust office of any successor Trustee. With respect to the Collateral Agent, its office at which at any particular time its corporate trust business shall be administered, which office at the Closing Date is located at 450 West 33rd Street, 14th Floor, New York, New York 10001,
Attention: NELnet Group Trust II, or at such other address as the Collateral Agent may designate by notice to the Noteholders, the Note Insurer, the Administrator and the Depositor, or the principal corporate trust office of any successor Collateral Agent.

         Debt Service Available Amount: For any Payment Date, an amount equal to
(i) the initial amount of the Debt Service Reserve Surety Bond, minus (ii) all Debt Service Payments made prior to such Payment Date, plus (iii) all amounts reimbursed to the Note Insurer pursuant to Section 4.2(a)(vi) (other than amounts representing interest on Surety Bond Payments) prior to such Payment Date in respect of prior Surety Bond Payments.

         Debt Service Payment: For any Payment Date, an amount equal to the excess, if any, of (i) the Interest Amount for such Payment Date over (ii) the amount remaining in the Collection Account on such Payment Date, after giving effect to the receipt of Optional Advances, if any, cash transfers from the first sub-account of the Reserve Account pursuant to Section 4.1(a), and payments made pursuant to Section 4.2(a)(i), (ii), (iii) and (iv).

         Debt Service Reserve Surety Bond: The debt service reserve surety bond dated the Closing Date in the initial amount of $1,900,000 and issued by the
Note Insurer for the benefit of the holders of the Notes, pursuant to which the
Note Insurer agrees to make Surety Bond Payments, a copy of which is attached hereto as Exhibit F.

         Deficiency Amount; (a) For any Payment Date, an amount equal to the excess, if any, of the Interest Amount over the Amount Available in the Collection Account to pay the Interest Amount, after giving effect to the payments made pursuant to Section 4.2(a)(i), (ii), (iii) and (iv) of this Agreement and the receipt of an Optional Advance, if any, and a Surety Bond Payment, if any, and (b) on the Maturity Date, an amount equal to the excess, if any, of the outstanding Principal Amount of the Notes over the Amount Available in the Collection Account to pay the outstanding Principal Amount of the Notes, after giving effect to the payments made pursuant to Section 4.2(a)(i), (ii)
(iii), (iv), (v), and (vi) of this Agreement.

         Definitive Note: Any Note registered in the name of a Person other than the Depository or its nominee.

         Depositor: EMT Corp., an Indiana corporation, and its successors and assigns.

         Depository: The Depository Trust Company, and any successor Depository hereafter named.

         Depository Representation Letter: Letters to, or agreements with, the Depository to effectuate a book entry system with respect to the Notes registered in the Note Register under the nominee name of the Depository.

         Direct Participant: Any broker-dealer, bank or other financial institution for which the Depository holds Book-Entry Notes from time to time as a securities depository.

         Distribution Account: The account designated as the Distribution Account in, and which is established and maintained pursuant to, Section 4.1.

         Eligible Account: An account which is any of the following: (i) an account maintained with an Eligible Institution; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation;
(iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee, the Note Paying Agent or the Collateral Agent hereunder, which depository institution or trust company shall have capital and surplus of not less than $50,000,000 and the obligations of such depository institution (or, if such depository institution is a subsidiary of a bank holding company system and such depository institution's securities are not rated, the obligations of the bank holding company) shall have a credit rating from each Rating Agency in one of its generic credit rating categories which signifies investment grade; or (iv) an account acceptable to the Note Insurer and that will not cause any Rating Agency to downgrade or withdraw its then current rating assigned to the Notes (without giving effect to the Note Insurance Policy), as evidenced in writing by each Rating Agency.

         Eligible Institution: Any depository institution (which may be the Trustee, the Note Paying Agent or the Collateral Agent or an affiliate of the Trustee, the Note Paying Agent or the Collateral Agent) organized under the laws of the United States or any State, the deposits of which are insured to the full extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, which is subject to supervision and examination by federal or state authorities and whose short-term obligations have been rated A-1 or higher by S&P and F-l or higher by Fitch, or whose unsecured long-term obligations has been rated one of the three highest categories by each Rating Agency.

         Eligible Investments: Any of the following:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) demand and time deposits in, certificates of deposit of and bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee, the Collateral Agent or their respective agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of S&P and Fitch and the highest available rating category of Moody's and provided that each such investment has an original maturity of no more than 365 days; and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated "A" or higher by S&P and Fitch and rated "A2" or higher by Moody's; provided, however, that the collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (a) be valued daily at current market price plus accrued interest, (b) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trust in exchange for such collateral and (c) be delivered to the Trustee, Note Paying Agent or Collateral Agent or, if the Trustee, Note Paying Agent or Collateral Agent is supplying the collateral, an agent for the Trustee, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long-term unsecured debt rating in the highest available rating category of each of S&P, Moody's and Fitch;

                  (v) commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of S&P, Moody's and Fitch at the time of such investment;

                  (vi) a guaranteed investment contract approved by each of S&P, Moody's and Fitch and the Note Insurer and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of S&P, Moody's and Fitch (if Fitch is rating such insurance company) at the time of such investment;

                  (vii) money market funds having ratings in the highest available rating category of Moody's and one of the two highest available rating categories of S&P and Fitch (if Fitch is rating such money market fund) at the time of such investment which invest only in other Eligible Investments, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth herein; and

                  (viii) Any other investment acceptable to each Rating Agency and the Note Insurer, written confirmation of which shall be furnished by the Administrator to the Trustee.

         The Trustee, the Note Paying Agent or the Collateral Agent may trade with itself or an affiliate as principal or agent, in the purchase or sale of Eligible Investments.

         Event of Default: The meaning assigned to such term in Section 7.1.

         Financial Guaranty Agreement: The Financial Guaranty Agreement dated as of the Closing Date by and between the Note Insurer and the Trust, as amended from time to time by the parties thereto.

         Fitch: Fitch, Inc., and its successors and assigns.

         Holder: A Noteholder, a Subordinated Certificateholder and the Holder of the Special Interest.

         Holder of the Special Interest: Shall mean NELnet.

         Indemnification Agreement: The Indemnification Agreement dated as of December 27, 2001 among the Note Insurer, the Depositor, the Administrator and Salomon Smith Barney Inc., as amended from time to time by the parties thereto.

         Indirect Participant: Any financial institution for whom any Direct Participant holds an interest in a Book-Entry Note.

         Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver (including any receiver appointed under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         Institutional Accredited Investor: An institutional accredited investor within the meaning of Rule 501(a)(l), (2), (3) or (7) under the Securities Act of 1933, as amended.

         Insurance Agreement: The Insurance Agreement dated as of the Closing Date by and among the Note Insurer, the Depositor, the Administrator, the Holder of the Special Interest, the Collateral Agent, the Note Paying Agent, the Note Registrar and the Trust, as amended from time to time by the parties thereto.

         Insurance Paying Agent: State Street Bank and Trust Company, N.A., or any successor as appointed herein.

         Insured Payment: (i) As of any Payment Date, any Deficiency Amount and
(ii) any Preference Amount.

         Interest Amount: For any Payment Date, interest at the Interest Rate on the outstanding Principal Amount of the Notes immediately following the preceding Payment Date (or, in the case of the first Payment Date, the Closing
Date) for the period beginning on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) to but not including such Payment Date, plus any Interest Shortfall with respect to prior Payment Dates together (to the extent legally permissible) with interest thereon at the Interest Rate.

         Interest Rate: 5.691% per annum.

         Interest Shortfall: With respect to any Payment Date, the amount, if any, by which the amount distributed to the Noteholders on such Payment Date is less than the Interest Amount after giving effect to Optional Advances, if any, and Surety Bond Payments and Insured Payments.

         Maturity Date: September 4, 2012.

         Moody's: Moody's Investors Service, Inc., and its successors and assigns.

         NELnet: NELnet, Inc., a Nevada corporation, and its successors and assigns.

         Note: A 5.691% Student Loan Interest Margin Security evidencing the obligation of the Trust to pay the Principal Amount specified therein together with interest at the Interest Rate, substantially in the form of Exhibit B.

         Noteholder: A Person in whose name a Note is registered on the Note Register. Such Person shall be a creditor of the Trust.

         Note Insurance Policy: The note guaranty insurance policy dated the Closing Date and issued by the Note Insurer to the Note Paying Agent for the benefit of the Noteholders, pursuant to which the Note Insurer guarantees Insured Payments, a copy of which is attached hereto as Exhibit G.

         Note Insurer: MBIA Insurance Corporation, a New York stock insurance corporation, or any successor thereof, as issuer of the Note Insurance Policy and the Debt Service Reserve Surety Bond.

         Note Insurer Premium: For any Payment Date, the semi-annual premium payable to the Note Insurer equal to the sum of (i) with respect to the Debt Service Reserve Surety Bond, the product of (A) the applicable percentage set forth in the Financial Guaranty Agreement and (B) the Debt Service Available Amount immediately prior to such Payment Date and (ii) with respect to the Note Insurance Policy, the product of (A) the applicable percentage set forth in the Insurance Agreement and (B) the outstanding Principal Amount of the Notes immediately prior to such Payment Date.

         Note Paying Agent: Initially, the Collateral Agent or its successor in interest and any successor note paying agent appointed as provided in this Agreement.

         Note Register: The Note Register referred to in Section 3.6(a).

         Note Registrar: Initially, the Collateral Agent or its successor in interest and any successor note registrar appointed as provided in this Agreement.

         Optional Advance: For any Payment Date, the amount, if any, advanced by NELnet pursuant to Section 4.8(a).

         Payment Date: The second Business Day of each March and September, commencing in September, 2002.

         Payment Date Report: The report provided for by Section 4.7 and substantially in the form of Exhibit D.

         Percentage Interest: With respect to any Subordinated Certificate, the percentage evidenced on such Subordinated Certificate. The aggregate Percentage Interest of all the Subordinated Certificates shall equal 100%.

         Person: Any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         Policies: Collectively, the Debt Service Reserve Surety Bond and the
Note Insurance Policy.

         Preference Amount: Any amount previously distributed to a Noteholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

         Principal Amount: With respect to any Note, as of any date of determination, the original principal amount of such Note less all amounts previously distributed on such Note in respect of principal pursuant to Section 4.2(a)(vii) and (viii).

         Principal Payment Amount: With respect to any Payment Date, the amount remaining in the Collection Account after payment of all amounts set forth in
Section 4.2(a)(i), (ii), (iii), (iv),

(v) and (vi) provided, however, that the Principal Payment Amount shall not exceed the lesser of (A) the amount necessary to reduce the Recalculated Targeted Amount of the Notes below the Targeted Balance for such Payment Date or
(B) the outstanding Principal Amount of the Notes immediately prior to such Payment Date.

         Principal Subsidy Payment: For any Payment Date, the amount, if any, deposited by the Subordinated Certificateholders into the Collection Account pursuant to Section 4.8(b).

         Qualified Institutional Buyer: A qualified institutional buyer within the meaning of Rule 144A under the Securities Act of 1933, as amended.

         Rating Agency: Each of S&P and Fitch, so long as each such agency maintains a rating on the Notes; and if any such organization no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization as may be selected by the Administrator.

         Recalculated Targeted Amount: For any Payment Date, the sum of (i) the Principal Amount of the Notes immediately prior to such Payment Date and (ii) all Special Principal Payments, if any, received by the Holders of the Notes on or prior to such Payment Date.

         Record Date: With respect to any Payment Date, the close of business on the second Business Day immediately preceding such Payment Date.

         Reimbursement Amount: To the extent not otherwise reimbursed under Sections 4.2(a)(vi) and 4.2(a)(x) hereof, all costs and expenses of the Note Insurer in connection with any action, proceeding or investigation affecting the Trust, Trust Property or the rights or obligations of the Note Insurer hereunder or under the Policies or the Related Documents, including (without limitation) any judgment or settlement entered into affecting the Note Insurer or the Note Insurer's interests, together with interest thereon at a rate equal to the Late Payment Rate (as defined in the Insurance Agreement).

         Related Documents: The Notes, the Subordinated Certificates, the Assignment Agreement, the Security Agreement, the Financial Guaranty Agreement, the Indemnification Agreement and the Insurance Agreement. The Related Documents executed by any party are referred to herein as "such party's Related Documents," "its Related Documents" or by a similar expression.

         Representation Letter and Affidavit: A letter and an affidavit in substantially the form of Exhibit E executed by the Person to which is being transferred a Definitive Note or a Subordinated Certificate.

         Reserve Account: The account designated as the Reserve Account in, and which is established and maintained pursuant to, Section 4.1.

         Responsible Officer: When used with respect to the Trustee, the Collateral Agent, the Note Paying Agent or the Note Registrar, any officer within its respective Corporate Trust Office including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, Financial Services Officer or any other officer customarily performing functions similar to those performed by any of the above designated officers having primary responsibility for matters relating to the Trust.

         Secretary of State: The Secretary of State of the State of Delaware.

         Securities Act of 1933: Means the Securities Act of 1933, as amended.

         Security Agreement: The Security Agreement dated as of December 1, 2001 among the Trust, the Collateral Agent, the Administrator, the Holder of the Special Interest and the Note Insurer, as amended or supplemented from time to time.

         S&P: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, and its successors and assigns.

         Special Event: With respect to the Underlying Trust, (i) the occurrence of an event described in Article IX (Defaults, Accelerations and Remedies) of the Underlying Trust Agreement and (ii) the occurrence of any optional redemption of the Underlying Notes by the Depositor pursuant to the last sentence of Section 2.3 of the applicable supplement to the Underlying Trust Agreement.

         Specified Reserve Account Requirement: For each Payment Date, an amount equal to the sum of (i) the Interest Amount for the next Payment Date and (ii) the amount necessary to reduce the Recalculated Targeted Amount of the Notes (calculated after giving effect to all payments of principal received on the Notes on the Payment Date for which such calculation is being determined) to the Targeted Balance for the next Payment Date.

         Special Interest: Shall have the meaning assigned to such term in
Section 2.12.

         Special Principal Payments: For any Payment Date for which a Special Event has occurred since the last Payment Date (or since the Closing Date in the case of the first Payment Date) an amount equal to the lesser of (i) the portion, if any, of the Amount Available remaining after application of Section 4.2(a)(i)-(vii), inclusive, on such Payment Date and (ii) the outstanding Principal Amount of the Notes after application of Section 4.2 (a)(i)-(vii), inclusive, on such Payment Date. If a Special Event has not occurred for such period, the Special Principal Payment for such Payment Date shall be zero.

         Subordinated Certificate: A Subordinated Student Loan Interest Margin Certificate evidencing a fractional undivided beneficial interest in the Trust, substantially in the form of Exhibit C.

         Subordinated Certificateholder: A Person in whose name a Subordinated Certificate is registered on the Certificate Register (which shall include the Holder of the Special Interest unless the context clearly requires otherwise). Such Person shall be a beneficial owner of the Trust within the meaning of the Business Trust Statute.

         Surety Bond Payment: An amount equal to the Debt Service Payment required to be made by the Trust under this Agreement, as certified in a Demand for Payment (as defined in the Financial Guaranty Agreement).

         Targeted Balance: For any Payment Date, the amount set forth under the heading "Targeted Principal Balance" for such Payment Date on Schedule I hereto.

         Trust: The trust created by this Agreement, the estate of which consists of the Trust Property.

         Trust Company: Wilmington Trust Company, or any successor thereto, in its individual capacity.

         Trust Property: The property and proceeds of every description, conveyed to the Trust pursuant to Section 2.5, together with the Collection Account, the Distribution Account, the Reserve Account and the Policies (including all investments therein and all proceeds therefrom).

         Trustee: Wilmington Trust Company, or its successor in interest, not in its individual capacity but solely as trustee of the Trust, and any successor trustee appointed as provided in this Agreement.

         Trustee Fee: The fee payable to the Trustee as provided in a separate fee agreement between the Trustee and the Administrator.

         Underlying Agreements: The Underlying Trust Agreements and other related agreements listed on Schedule II hereto, as such Schedule II may be amended from time to time.

         Underlying Ancillary Rights: All of the following rights of the Depositor under the Underlying Trust Agreements:

         (a) the right to do all acts of the Issuer under the Underlying Trust Agreements (e.g., under Sections 5.3 (Revenue Account) and 5.4 (Loan Account) of the Underlying Trust Agreements) to cause the Trust to receive the proceeds of the Underlying Residual Rights and the Adjusted Program Expenses;

         (b)      the right to defease the Underlying Notes pursuant to Section
         11.1 of the Underlying Trust Agreement; and

         (c) the right to sell Eligible Loans (as defined in the Underlying Trust Agreement) pursuant to Sections 5.4(B) and 6.7(C) of the Underlying Trust Agreement.

         Underlying Loan Servicing Fees: The amount then due under the Underlying Trust Agreement, representing the servicing fees portion of Program Expenses (as defined in the Underlying Trust Agreement) payable to the underlying servicer pursuant to priority FIRST of Section 5.3(B) of the Underlying Trust Agreement, and certain other fees payable under the Underlying Trust Agreement, the aggregate amount of which shall be set forth on a cash flow statement prepared from time to time by the Administrator, and consented and agreed to by the Rating Agencies and delivered to the Trustee, the Collateral Agent and the Note Insurer.

         Underlying Notes: The meaning set forth in Section 10.13 hereof.

         Underlying Residual Rights: The Depositor's rights to receive all cash payments from the Underlying Trust, including but not limited to, pursuant to
Section 5.4(E) of the Underlying Trust Agreement, which rights are being conveyed to the Trust pursuant to the Assignment Agreement and Section 2.5 hereof.

         Underlying Trust: The master trust estate established and maintained in accordance with the Underlying Trust Agreement.

         Underlying Trust Agreement: The Trust Agreement, dated as of May 15, 1998, between EMT Corp., as Issuer and Bank One Trust Company, N.A. (successor to NBD Bank, N.A.), as Trustee.

         Underlying Trust Agreements: Collectively, the Underlying Trust Agreement, as amended and supplemented by a First Terms Supplement, dated as of May 15, 1998, a Second Terms Supplement, dated as of January 1, 1999, a Third Terms Supplement, dated as of September 1, 1999, a Fourth Terms Supplement, dated as of April 1, 2000 and a Fifth Terms Supplement, dated as of June 1, 2000, each between EMT Corp., as Issuer, and Bank One Trust Company, N.A., as Trustee.

         Withdrawal Amount: The meaning set forth in Section 2.10A hereof.

         Section 1.2. Usage of Terms.

         With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation". To the extent that definitions are contained in this Agreement, or in any such certificate or other document, such definitions shall control.

         Section 1.3. Calculations.

         All calculations of the amount of interest accrued on the Notes shall be made on the basis of a 360-day year consisting of twelve 30-day months.

         Section 1.4. Section References.

         All references to Articles, Sections, paragraphs, subsections, exhibits and schedules shall be to such portions of this Agreement unless otherwise specified.

         Section 1.5. Action by or Consent of Noteholders and/or Subordinated Certificateholders.

         Whenever any provision of this Agreement refers to action to be taken, or consented to, by Noteholders and/or Subordinated Certificateholders, such provision shall be deemed to refer to Noteholders and/or Subordinated Certificateholders of record as of the close of business on the second day immediately preceding the date on which such action is to be taken, or consent given, by Noteholders and/or Subordinated Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Noteholders, any Notes registered on the Note Register in the name of the Depositor or any affiliate thereof shall be deemed not to be outstanding and the aggregate Principal Amount of the Notes represented thereby shall not be taken into account in determining whether the requisite aggregate Principal Amount of the Notes necessary to effect any such action or consent has been obtained unless the Depositor and/or its affiliates are the Holders of all the Notes; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Notes which the Trustee knows to be so owned shall be so disregarded.

                                   ARTICLE II
                                CREATION OF TRUST

         Section 2.1. Creation of Trust.

         There is hereby formed a trust to be known as "The NELnet Group Trust II," in which name the Trust may, and the Trustee on behalf of the Trust shall have the power and authority and is hereby authorized and empowered to, conduct business, make and execute contracts and other instruments and sue and be sued. The Trustee shall have the power and authority and is hereby authorized and empowered to execute and file with the Secretary of State the Certificate of Trust.

         Section 2.2. Office.

         The office of the Trust shall be in care of the Trustee at its Corporate Trust Office or at such other address in Delaware as the Trustee may designate by written notice to the Noteholders, the Subordinated
Certificateholders and the Depositor.

         Section 2.3. Purposes and Powers.

         The purpose of the Trust is, and the Trust shall have the power and authority, and the Trustee shall have the power and authority and is hereby authorized and empowered in the name and on behalf of the Trust to do or cause to be done all acts and things necessary, advisable or convenient to cause the Trust, to engage in the following activities:

                  (i) to acquire the Adjusted Program Expenses, the Underlying Residual Rights and the Underlying Ancillary Rights from the Depositor, and to exercise all of the Underlying Ancillary Rights as provided in this Agreement;

                  (ii) to authorize, execute, authenticate, deliver and issue the Notes, the Subordinated Certificates and the Special Interest pursuant to this Agreement to or upon the written direction of the Administrator;

                  (iii) to pay the organizational, start-up and transactional expenses of the Trust, to the extent not paid by the Depositor or the Administrator, and to pay the balance of any proceeds of the Notes or the Subordinated Certificates to the Depositor;

                  (iv) to enter into, execute, deliver, and perform its obligations under the Related Documents to which it is to be a party and to consummate the transactions contemplated hereby and thereby;

                  (v) to engage in those activities, including entering into agreements, that are necessary or suitable to accomplish the foregoing or are incidental thereto or connected therewith; and

                  (vi) subject to compliance with the Related Documents, to engage in such other activities as may be required in connection with conservation of the Trust Property, payment of the Notes and making distributions to the Subordinated Certificateholders.

         The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or expressly authorized by the terms of this Agreement or the Related Documents and as may be suitable or convenient to accomplish such activities.

         The Administrator shall exercise all of the Underlying Ancillary Rights on behalf of the Trust; provided, however, that neither the Trust nor the Administrator may exercise any of the Underlying Ancillary Rights described in clauses (b) or (c) of the definition thereof without the consent of all of the Subordinated Certificateholders other than the Holder of the Special Interest and without complying with the provisions of Section 10.13 hereof.

         Section 2.4. Appointment of Trustee, Certificate Paying Agent, Certificate Registrar, Note Paying Agent and Note Registrar.

         (a) The Depositor hereby appoints Wilmington Trust Company as Trustee of the Trust, effective as of the date hereof, to have all the rights, powers and duties of the Trustee set forth herein, and Wilmington Trust Company accepts such appointment as Trustee.

         (b) The Depositor hereby appoints Wilmington Trust Company as Certificate Paying Agent and Certificate Registrar of the Trust, effective as of the date hereof, to have all the rights, powers and duties of the Certificate Paying Agent and the Certificate Registrar, respectively, set forth herein, and Wilmington Trust Company hereby accepts such appointment as Certificate Paying Agent and Certificate Registrar. A successor Certificate Paying Agent or successor Certificate Registrar may be appointed by the Trustee. Written notice of any such appointment shall be given to the Depositor. Any successor Certificate Paying Agent or successor Certificate Registrar shall be required to deliver to the Trustee a written instrument under which such successor agrees to be subject to the obligations of the Certificate Paying Agent or Certificate Registrar, as the case may be, under this Agreement.

         (c) The Depositor hereby appoints JPMorgan Chase Bank as Note Paying Agent and Note Registrar, effective as of the date hereof, to have all the rights, powers and duties of the Note Paying Agent and Note Registrar, respectively, set forth herein and JPMorgan Chase Bank hereby accepts such appointment as Note Paying Agent and Note Registrar. A successor Note Paying Agent and Note Registrar may be appointed by the Administrator, subject to the prior written consent of the Note Insurer. Written notice of any appointment shall be given to the Depositor. Any successor Note Paying Agent or successor Note Registrar shall be required to deliver to the trustee a written instrument under which such successor agrees to be subject to the obligations of the Note Paying Agent or Note Registrar, as the case may be, under this Agreement.

         Section 2.5. Conveyance of Underlying Residual Rights, Adjusted Program Expenses and the Underlying Ancillary Rights.

         The Depositor hereby contributes, assigns, delivers, sets over and otherwise conveys to the Trust without recourse except as otherwise set forth herein, all the Depositor's right, title and interest, whether now owned or hereafter acquired, now existing or hereafter arising wherever located, in and to all the Underlying Residual Rights, the Adjusted Program Expenses and the Underlying Ancillary Rights.

         In that connection, the Depositor will deliver to the Trustee on behalf of the Trust on or before the Closing Date the following instruments relating to the Underlying Residual Rights, the Adjusted Program Expenses and the Underlying Ancillary Rights:

                  (i)      the Assignment Agreement;

                  (ii) a copy of the Underlying Trust Agreements and the other Underlying Agreements relating to the Underlying Trust listed on
         Schedule II hereto;

                  (iii) any documents required under the Underlying Trust Agreements or the other Underlying Agreements relating to the Underlying Trust to be delivered in connection with such transfer;

                  (iv) any documents required under the Underlying Trust Agreements or the other Underlying Agreements relating to the Underlying Trust to be signed by the Trustee as transferee of the Underlying Residual Rights and the Adjusted Program Expenses;

                  (v) properly completed Uniform Commercial Code -1 Financing Statements relating to the assignment by the Depositor to the Trust of the Underlying Residual Rights, the Adjusted Program Expenses and the Underlying Ancillary Rights; and

                  (vi) signed acknowledgments from the trustee under the Underlying Trust Agreements (a) to remit all amounts payable to the Collateral Agent as set forth in the Cash Flow Certificates directly to the Collateral Agent for deposit in the Collection

         Account until instructed in writing to the contrary by the Administrator and the Note Insurer, which written instructions shall be consented to by the Rating Agencies, and (b) to look solely to the Trust, acting through the Administrator and the Note Insurer, to consent to certain amendments to the Underlying Trust Agreements and the Underlying Ancillary Rights.

         The Depositor also shall deliver to the Trustee on behalf of the Trust copies of each amendment or supplement to the Underlying Agreements relating to the Underlying Trust promptly after the Depositor receives any such copy.

         The Trustee shall have the power and authority and is hereby authorized and empowered to sign, in the name and on behalf of the Trust, each document delivered to it pursuant to clauses (iv) and (v) above as requested by the Depositor and return such document to the Depositor for proper filing with the trustee under the Underlying Trust Agreements for the Underlying Residual Rights, or proper recording office, as the case may be, and the Trustee shall be fully protected in so doing.

         The assignment of the Underlying Residual Rights, the Adjusted Program Expenses and the Underlying Ancillary Rights is absolute. Except as otherwise provided herein and under the Security Agreement, and to the fullest extent permitted by applicable law, the Trust shall not assign, sell, dispose of or transfer any interest in the Underlying Residual Rights, the Adjusted Program Expenses or the Underlying Ancillary Rights or any other asset constituting the Trust Property or permit the Underlying Residual Rights, the Adjusted Program Expenses or the Underlying Ancillary Rights or any other asset constituting the Trust Property to be subjected to any lien, claim or encumbrance arising by, through or under the Trust or any Person claiming by through or under the Trust.

         It is intended that the conveyance of the Underlying Residual Rights, the Adjusted Program Expenses and the Underlying Ancillary Rights by the Depositor to the Trust as provided in this Section 2.5 be, and be construed as, an absolute assignment of the Underlying Residual Rights, the Adjusted Program Expenses and the Underlying Ancillary Rights by the Depositor to the Trust and thereafter for the benefit of the Subordinated Certificateholders. Nevertheless, if, notwithstanding the intent of the parties, the Underlying Residual Rights and the Adjusted Program Expenses are held to be the property of the Depositor, or, if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Residual Rights and the Adjusted Program Expenses, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of any applicable jurisdiction; (b) the conveyance provided for in this Section 2.5 shall be deemed to be a grant by the Depositor to the Trust of a security interest in all the Depositor's right, title and interest in and to the Underlying Residual Rights and the Adjusted Program Expenses and all amounts payable to the holders of the Underlying Residual Rights and the Adjusted Program Expenses after the Closing Date in accordance with the terms thereof, all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, security or other property, including without limitation all amounts from time to time held or invested in the Collection Account, the Distribution Account or the Reserve Account, whether in the form of cash, instruments, securities or other property; and (c) the possession by the Trust or its agent of the Underlying Residual Rights and the Adjusted Program Expenses and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code of any applicable jurisdiction. The Trustee, upon receipt of written direction from the Administrator or the Note Insurer, shall take such actions, including but not limited to filing Uniform Commercial Code Financing Statements and continuation statements, as the Administrator or the Note Insurer may direct as necessary to ensure that the security interests created hereby would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. Neither the Administrator nor the Note Insurer shall direct the Trustee to take any action inconsistent with this Agreement.

         Section 2.6. Declaration of Trust.

         The Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein first to secure the payment of the Notes and payments due and owing to the Note Insurer under this Agreement, the Insurance Agreement and the Financial Guaranty Agreement and thereafter for the use and benefit of the Subordinated Certificateholders. It is the intention and agreement of the parties hereto that the Trust constitute a business trust under the Business Trust Statute of which the Subordinated Certificateholders are the beneficial owners and that this Agreement constitute the governing instrument of such business trust. It is the intention and agreement of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a grantor trust. Nevertheless, if, notwithstanding the intent of the parties the Trust is not held to be a grantor trust, solely for income and franchise tax purposes the Trust shall be treated as a partnership, with the Subordinated Certificateholders as the sole partners thereof. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a grantor trust or, if necessary, a partnership for such tax purposes. Effective as of the date hereof, the Trustee shall have all rights, powers, authority, and authorization set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

         Section 2.7. Liability of the Noteholders and Subordinated Certificateholders.

         Except as otherwise set forth in Section 2.12, no Noteholder or Subordinated Certificateholder shall have any personal liability for any liability or obligation of the Trust or by reason of any action taken by the parties to this Agreement pursuant to any provisions of this Agreement or any Related Document. The Subordinated Certificateholders shall be entitled to the same limitation of personal liability extended to shareholders of corporations under the General Corporation Law of the State of Delaware.

         Section 2.8. Title to Trust Property.

         (a) Legal title to all the Trust Property shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Property to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be.

         (b) Neither the Noteholders nor the Subordinated Certificateholders shall have legal title to any part of the Trust Property. The Noteholders shall be entitled to receive payments, and the Subordinated Certificateholders shall be entitled to receive distributions, only in accordance with Articles IV, VII and VIII. No transfer, by operation of law or otherwise, of any right, title or interest by any Noteholder or Subordinated Certificateholder of its ownership interest in any Note or Subordinated Certificate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

         Section 2.9. Situs of Trust.

         The Trust will be located and administered in the State of Delaware. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Trustee, the Depositor or any agent of the Trust from having employees within or without the State of Delaware. All bank accounts maintained by the Trust shall be in the States of Delaware or New York. The only office of the Trust shall be the Corporate Trust Office in the State of Delaware.

         Section 2.10. Representations and Warranties of the Depositor.

         By execution of this Agreement, the Depositor makes the following representations and warranties on which the Trust and the Trustee relies in accepting the Trust Property in trust and issuing the Notes and the Subordinated
Certificates:

                  (i) Organization and Good Standing. It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Indiana, with the power and authority to own its properties and to conduct its business as such properties are currently owned and as such business is currently conducted and is proposed to be conducted pursuant to this Agreement and its Related Documents.

                  (ii) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and its Related Documents requires such qualification.

                  (iii) Power and Authority. It has the power and authority to execute and deliver this Agreement and its Related Documents and to perform its obligations pursuant thereto; and the execution, delivery and performance of this Agreement and its Related Documents have been duly authorized by all necessary corporate action.

                  (iv) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and its Related Documents and the assignment of the Underlying Residual

         Rights and the Adjusted Program Expenses, except for such as have been obtained, effected or made.

                  (v) No Violation. The consummation of the transactions contemplated by this Agreement and its Related Documents and the fulfillment of its obligations under this Agreement and its Related Documents do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under its Articles of Incorporation, By-Laws, or any indenture or trust agreement (including but not limited to the Underlying Trust Agreements and the other Underlying Agreements), agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties except as otherwise contemplated by this Agreement or any of its Related Documents, or violate any law, order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

                  (vi) No Proceedings. There are not any proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of its Related Documents, (B) seeking to prevent the issuance of the Notes or the Subordinated Certificates or the consummation of any of the transactions contemplated by this Agreement or any of its Related Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of its Related Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes or the Subordinated Certificates.

                  (vii) Enforceability. It has duly executed and delivered its Related Documents and each such agreement constitutes a legal, valid and binding agreement on its part, enforceable against it in accordance with its terms.

         Section 2.11. Federal Income Tax Allocations.

         Net income of the Trust for any month as determined for federal income tax purposes (and each item of income, gain, loss, deduction and credit, if any, entering into the computation thereof) shall be allocated: to the Subordinated Certificateholders in accordance with their Percentage Interests; provided, however, if the Noteholders are deemed to be partners, together with the Subordinated Certificateholders, for federal income tax purposes:

         (a) Income of the Trust shall be allocated among such Noteholders as of the first Record Date following the end of any such month in proportion to their ownership of the Notes on such date, in an amount up to the sum of the Interest Amount for such month, and the balance of the income of the Trust shall be allocated to the Subordinated Certificateholders, and, if such income is insufficient in any month for such allocations to the Noteholders, such income in subsequent months shall first be allocated to the Noteholders to make up such shortfall (and interest thereon) before being allocated to Subordinated Certificateholders.

         (b) Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Subordinated Certificateholders to the extent the Subordinated Certificateholders are reasonably expected to bear the economic burden of such net losses, then net losses shall be allocated among the Noteholders as of the first Record Date following the end of such month in proportion to their ownership of the Notes on such Record Date.

         (c) Notwithstanding anything in this Agreement to the contrary, the Subordinated Certificateholders shall be allocated an aggregate of at least 1% of each item of income, profit, gain or loss of the Trust.

         (d) The Subordinated Certificateholders are authorized to modify the allocations in this Section if necessary or appropriate, for the allocations to reflect fairly the economic income, gain or loss to the Subordinated Certificateholders or the Noteholders or to comply with the provisions of the Code and the accompanying Treasury Regulations.

         (e) All federal income tax allocations are to be calculated and prepared by the Administrator.

         Section 2.12. Payment of Expenses.

         NELnet, as holder of no less than 1% Percentage Interest in the Trust (the "Special Interest"), shall pay, to the extent not paid by the Administrator, organizational expenses of the Trust as they may arise or shall, upon the request of the Trustee, promptly reimburse the Trustee for any such expenses paid by the Trustee.

         Section 2.13. Covenants of the Noteholders.

         Each Noteholder by becoming an owner of a Note (and each Beneficial Owner) agrees and covenants for the benefit of each other Noteholder (and each Beneficial Owner), the Note Insurer, the Subordinated Certificateholders, the Collateral Agent and the Trustee, during this term of this Agreement, and to the fullest extent permitted by applicable law:

         (a) to be bound by the terms and conditions of the Notes and of this Agreement, including any supplements or amendments hereto, for the benefit of the Trust, the Trustee, the Collateral Agent, the Note Insurer, and all other Noteholders (and Beneficial Owners of Notes) and the Subordinated
Certificateholders present and future; and

         (b) to treat the Trust, for purposes of federal income, state and local income and franchise and any other income taxes, as a partnership and the Subordinated Certificateholders as partners of that partnership and the Notes as debt of the Trust for all tax purposes and not to take any position inconsistent with such treatment in any tax returns filed by it.

         Section 2.14. Covenants of the Trust, the Trustee, the Administrator and Subordinated Certificateholders.

         The Trust, the Trustee, the Administrator and each Subordinated Certificateholder agree and covenant as follows:

         (a) neither the Trustee, the Administrator nor any Subordinated Certificateholder shall cause the funds and other assets of the Trust to be commingled with those of any other individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof;

         (b) neither the Trustee, the Administrator nor any Subordinated Certificateholder shall cause the Trust to be, become or hold itself out as being liable for the debts of any other party or guarantee any of the debts or obligations of any other party (excepting only the indemnification of the Trustee in its individual capacity under this Agreement by a Subordinated Certificateholder);

         (c) the Trust and the Subordinated Certificateholder shall not act as agents for each other;

         (d) the Trust shall (1) act solely in its name and through its Trustee and any duly authorized officers or agents in the conduct of its business, (2) prepare all correspondence in the Trust name, and (3) conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

         (e) except in the case of a Subordinated Certificateholder that is an Administrator, no Subordinated Certificateholder shall be involved in the day-to-day management of the Trust;

         (f) the Trustee shall maintain on behalf of the Trust all business trust records and books of account of the Trust and neither the Trustee nor any Subordinated Certificateholder shall cause the Trust to commingle its business trust records and books of account with the corporate records and books of account of any other entity, and the books and records maintained by the Subordinated Certificateholders or the Trustee on behalf of the Trust shall reflect the separate existence of the Trust;

         (g) the Trustee shall comply with such formalities as may be necessary under the Business Trust Statute to authorize all of the Trust's actions as may be required by law;

         (h) the Trustee shall cause the Trust to (1) conduct its business in an office separate from that of each Subordinated Certificateholder and the Depositor, (2) maintain stationery separate from that of each Subordinated Certificateholder and the Depositor, (3) pay all of its own expenses, (4) observe all statutory formalities, and (5) keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware; and the Administrator shall cause the Trust to obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or will be necessary to protect the validity and enforceability of this Agreement;

         (i) the persons performing financial and operational services, including, without limitation, maintenance of the books and records of the Trust or incurring expenses in connection with such services shall receive compensation for such services rendered or expenses incurred in an amount equal to the fair value of such services and expenses; to the extent that the Trust leases premises from a Subordinated Certificateholder or affiliates of a Subordinated Certificateholder, each of the foregoing shall pay appropriate reasonable compensation or rental; and the Trust shall be directly responsible for the costs of its own outside legal, auditing and other similar services and shall provide for its own operating expenses and liabilities from its own funds; and

         (j) any consolidated financial statements which consolidate the assets and earnings of a Subordinated Certificateholder with those of the Trust shall contain a footnote or other statement stating that the assets of the Trust will not be available to creditors of the Subordinated Certificateholder; the financial statements (if any) of the Trust shall disclose that the assets of the Trust are not available to pay creditors of any Subordinated Certificateholder.

         Section 2.15. Note Insurer's Rights Regarding Actions, Proceedings or Investigations.

         Until the Noteholders have been paid in full, all amounts owed to the
Note Insurer have been paid in full, the Insurance Agreement and Financial Guaranty Agreement have terminated and the Policies have been returned to the
Note Insurer for cancellation, and subject to the provisions of Section 10.14, the following provisions shall apply:

         (a) Notwithstanding anything contained herein or in the Related Documents to the contrary, the Note Insurer shall have the right to participate in, to direct the enforcement or defense of, and, at the Note Insurer's sole option, to institute or assume the defense of, any action, proceeding or investigation that could adversely affect the Trust or the Trust Property or the rights or obligations of the Note Insurer hereunder or under the Policies or the Related Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Administrator, the Depositor, the Trust or any affiliate thereof. Following notice to the Trustee, the Note Insurer shall have exclusive right to determine, in its sole discretion, the actions necessary to preserve and protect the Trust and the Trust Property. All costs and expenses of the Note Insurer in connection with such action, proceeding or investigation, including (without limitation) any judgment or settlement entered into affecting the Note Insurer or the Note Insurer's interests, shall be included in Reimbursement Amount.

         (b) In connection with any action, proceeding or investigation that could adversely affect the Trust, the Trust Property or the rights or obligations of the Note Insurer hereunder or under the Policies or the Related Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Administrator, the Depositor, the Trust or any affiliate thereof, the Trustee hereby agrees to cooperate with, and to take such action as directed by, the Note Insurer, including (without limitation) entering into such agreements and settlements as the Note Insurer shall direct, in its sole discretion, without the consent of any Noteholder or Subordinated Certificateholder. Notwithstanding any other provision herein or in any of the other Related Documents, the Trustee shall not require any bond or indemnification from any Person for taking of any action at the direction of the
Note Insurer, and the Trustee shall not be liable to the Note Insurer or any Noteholder or Subordinated Certificateholder for any such action that conforms to the direction of the Note Insurer. The Trustee's reasonable out-of-pocket costs and expenses (including attorneys' fees and expenses) with respect to any such action shall be reimbursed pursuant to
Section 4.2(a)(xi) or Section 5.8 hereof.

         (c) Any judgment or settlement entered against or affecting the Trust, the Trust Property or the Trustee, on behalf of the Noteholders or the Subordinated Certificateholders in connection with any action, proceeding or investigation shall be paid by the Trustee from the Trust Property.

         (d) The Trustee hereby agrees to provide to the Note Insurer prompt written notice of any action, proceeding or investigation that names the Trust or the Trustee as a party or that could adversely affect the Trust, the Trust Property or the rights or obligations of the Note Insurer hereunder or under the Policies or the Related Documents, including (without limitation) any insolvency or bankruptcy proceeding in respect of the Administrator, the Depositor, the Trust or any affiliate thereof.

         (e) Notwithstanding anything contained herein or in any of the other Related Documents to the contrary, the Trustee shall not, without the Note Insurer's prior written consent or unless directed by the Note Insurer, undertake or join any litigation or agree to any settlement of any action, proceeding or investigation affecting the Trust, the Trust Property or the rights or obligations of the Note Insurer hereunder or under the Policies or the Related Documents.

         (f) Each Noteholder or Subordinated Certificateholder, by acceptance of its Note or Certificate as the case may be, and the Trustee agree that the Note Insurer shall have such rights as set forth in this Section, which are in addition to any rights of the Note Insurer pursuant to the other provisions of the Related Documents, that the rights set forth in this Section may be exercised by the Note Insurer, in its sole discretion, without the need for the consent or approval of any Noteholder or Subordinated Certificateholder or the Trustee, notwithstanding any other provision contained herein or in any of the other Related Documents, and that nothing contained in this Section shall be deemed to be an obligation of the Note Insurer to exercise any of the rights provided for herein.

                                   ARTICLE IIA
                                THE ADMINISTRATOR

         Section 2.1A. Representations and Warranties of the Administrator.

         By execution of this Agreement, the Administrator makes the following representations and warranties on which the Trust, the Trustee and the Note Insurer rely:

         (a) Organization and Good Standing. It has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and as such business is currently conducted and is proposed to be conducted pursuant to this Agreement and its Related Documents.

         (b) Due Qualification. It is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and its Related Documents requires such qualification.

         (c) Power and Authority. It has the power and authority to execute and deliver this Agreement and its Related Documents and to perform its obligations pursuant thereto; and the execution, delivery and performance of this Agreement and its Related Documents have been duly authorized by all necessary corporate action.

         (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and its Related Documents, except for such as have been obtained, effected or made.

         (e) No Violation. The consummation of the transactions contemplated by this Agreement and its Related Documents and the fulfillment of its obligations under this Agreement and its Related Documents do not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under, its Articles of Incorporation or By-Laws, or any indenture, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it is bound, or result in the creation or imposition of any lien upon any of its properties except as otherwise contemplated by this Agreement or any of its Related Documents, or violate any law, order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties.

         (f) No Proceedings. There are not any proceedings or investigations pending or, to its knowledge, threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (i) asserting the invalidity of this Agreement or any of its Related Documents, (ii) seeking to prevent the issuance of the Notes or the Subordinated Certificates or the consummation of any of the transactions contemplated by this Agreement or any of its Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of its Related Documents, or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes or the Subordinated Certificates.

         (g) Enforceability. It has duly executed and delivered this Agreement and its Related Documents and each such agreement constitutes a legal, valid and binding agreement on its part it, enforceable against it in accordance with its terms.

         Section 2.2A. Merger or Consolidation of Administrator.

         Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator, substantially as a whole, shall be the successor to the Administrator, without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no Administrator Default shall have occurred and be continuing, (iii) the Administrator shall have delivered to the Trustee and the Note Insurer an officer's certificate and an opinion of counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (iv) the Administrator shall have delivered to the Trustee and the Note Insurer an opinion of counsel stating that such transaction will not result in a material adverse Federal or state tax consequence to the Trust relating to its tax classification, or to the Noteholders, considered as a whole, relating to a change in the characterization of the Notes.

         Section 2.3A. Liability and Indemnities.

         (a) The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

         The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person.

         Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and its other Related Documents and the rights and duties of the parties to this Agreement and its other Related Documents and the interests of the Noteholders, the Note Insurer and the Subordinated Certificateholders under this Agreement and its other Related Documents.

         (b) The Administrator shall indemnify, defend and hold harmless from its funds, the Trust, the Trustee, the Collateral Agent, the Note Insurer, the Noteholders and the Subordinated Certificateholders and the officers, directors, employees and agents of the Trust, the Trustee, the Collateral Agent, the Noteholders, the Note Insurer and the Subordinated Certificateholders from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Administrator's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement, provided, however, the Administrator shall not be liable for any such costs, expenses, losses, claims, damages and liabilities imposed upon such Person to the extent that they arise out of or result from such Person's gross negligence, willful malfeasance or bad faith or a breach of the representations and warranties of such Person in this Agreement.

         Section 2.4A. Administrator Not to Resign.

         Subject to the provisions of Section 2.2A, NELnet shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over it or its properties. Notice of any such determination permitting resignation shall be communicated to the Trustee and the Note Insurer at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an opinion of counsel to such effect delivered to the Trustee and the Note Insurer concurrently with or promptly after such notice. No such resignation shall become effective until the Trustee or a successor Administrator, with the consent of the Note Insurer, shall have assumed the responsibilities and obligations of NELnet in accordance with Section 2.6A.

         Section 2.5A. Administrator Default.

         If any one of the following events (an "Administrator Default") shall occur and be continuing:

                  (1) any failure by the Administrator to direct the Trustee or the trustee of the Underlying Trust, as applicable, to make any required distributions with respect to the Underlying Residual Rights, the Adjusted Program Expenses or any other item of Trust Property within the time period specified herein or therein, which failure continues unremedied for three Business Days after written notice of such failure is received by the Administrator from the Trustee or the Note Insurer or after discovery of such failure by an officer of the Administrator; or

                  (2) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement, which failure shall (i) materially and adversely affect the rights of the Note Insurer or Noteholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Trustee or the Note Insurer or (B) to the Administrator and to the Trustee and the Note Insurer by the Noteholders representing not less than 66 2/3% of the aggregate outstanding Principal Amount of the Notes with the prior written consent of the Note Insurer;

                  (3) an Insolvency Event shall have occurred with respect to the Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, the Trustee or the Noteholders evidencing not less than 25% of the aggregate outstanding Principal Amount of the Notes, with the consent of the Note Insurer, or the Note Insurer, by notice then given in writing to the Administrator (and to the Trustee and the Note Insurer if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Sections 2.3A and 5.8 hereof) of the Administrator under this Agreement.

On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement shall, without further action, pass to and be vested in the Trustee or such successor Administrator consented to by the Note Insurer as may be appointed under Section 2.6A; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Trustee shall give notice thereof to the Rating Agencies and the
Note Insurer.

         Section 2.6A. Appointment of Successor.

         (a) Upon receipt by the Administrator of notice of termination pursuant to Section 2.5A, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Agreement in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 120 days from the delivery to the Trustee and the Note Insurer of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Administrator shall become unable to act as Administrator, as specified in the notice of resignation and accompanying opinion of counsel. In the event of the termination hereunder of the Administrator, the Depositor shall appoint a successor Administrator acceptable to the Note Insurer and the Trustee, and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Note Insurer and the Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator, in accordance with this Section, the Trustee without further action shall automatically be appointed the successor Administrator and the Trustee shall be entitled to the Administration Fee in accordance with the provisions of this Agreement. Notwithstanding the above, the Trustee shall, if it shall be unwilling or legally unable so to act, or if requested by the Note Insurer, appoint or petition a court of competent jurisdiction to appoint, with the consent of the Note Insurer, any established institution whose regular business shall include the servicing of student loans, as the successor to the Administrator, as the case may be, under this Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor servicer shall in no event relieve the Trustee from any obligations otherwise imposed on it until such successor has in fact assumed such appointment.

         (b) Upon appointment, the successor Administrator (including the Trustee acting as successor Administrator) shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Administrator and shall be entitled to an amount agreed to by such successor Administrator as the case may be (which shall not exceed the Administration Fee without the consent of the Note Insurer) and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

         (c) The Administrator may not resign unless it is prohibited from serving as such by law as evidenced by an opinion of counsel to such effect delivered to the Trustee and the Note Insurer. Notwithstanding the foregoing or anything to the contrary herein or in the other Related Documents, the Trustee, to the extent it is acting as successor Administrator pursuant hereto shall be entitled to resign within 30 days of its appointment as successor Administrator.

         Section 2.7A. Notification to Noteholders and Subordinated Certificateholders.

         Upon any termination or resignation of, or appointment of a successor to, the Administrator pursuant to this Article IIA, the Trustee shall give prompt written notice thereof to Note Registrar (who shall then give prompt written notice thereof to the Noteholders), Subordinated Certificateholders, the
Note Insurer and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

         Section 2.8A. Waiver of Past Defaults.

         The Noteholders of Notes evidencing not less than a majority of the aggregate outstanding Principal Amount of the Notes with the consent of the Note Insurer, or the Note Insurer, may, on behalf of all Noteholders and Subordinated Certificateholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from the Collection Account (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

         Section 2.9A. Sub-Administrators.

         (a) The Administrator, as an independent contractor, shall administer the Trust Property and shall have full power and authority, acting alone, to do any and all things in connection with such administration which the Administrator may deem necessary or desirable and consistent with the terms of this Agreement. The Administrator may enter into agreements with affiliated entities for purposes of carrying out any or all of the Administrator's duties hereunder. The Administrator shall give notice to the Note Insurer of the appointment of any such affiliate. Any such agreement shall be consistent with and not violate the provisions of this Agreement.

         (b) Notwithstanding any such agreement, the Administrator shall remain obligated and primarily liable to the Trustee, the Noteholders, the Subordinated Certificateholders and the

Note Insurer for the administering of the Trust Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such agreements or arrangements to the same extent and under the same terms and conditions as if the Administrator alone were servicing the administering the Trust Property.

         Section 2.10A. Cash Flow Certificates.

         Not more than ten and not less than eight Business Days prior to each Payment Date, commencing with the Payment Date in September 2002, the Administrator shall cause the Cash Flow Consultant shall prepare and deliver to the Administrator, the Collateral Agent and the Trustee, with a copy to the Note Insurer and the Rating Agencies, a Cash Flow Certificate for the Underlying Trust. The Depositor and the Administrator shall provide the Cash Flow Consultant with any information requested by the Cash Flow Consultant which is necessary to prepare the Cash Flow Certificate. Each Cash Flow Certificate shall be in substantially the form set forth in Exhibit H hereto and shall set forth the maximum amount that may be withdrawn from the Underlying Trust (the "Withdrawal Amounts") and the assumptions and methodology used in calculating such Withdrawal Amounts. Not later than seven Business Days prior to each Payment Date, commencing with the Payment Date in September 2002, the Trustee shall submit the Cash Flow Certificate to the trustee of the Underlying Trust along with a request that such trustee remit to the Collateral Agent, no later than five Business Days prior to the corresponding Payment Date, the requested Withdrawal Amount.

         If some or all of the Withdrawal Amount consists of Student Loans, the Depositor shall cause the Underlying Trust to sell Student Loans in accordance with the terms of the Underlying Trust Agreements in an amount, and within the time frame, such that the entire Withdrawal Amount will consist of cash.

         The Depositor shall provide the Administrator, the Trustee, the Collateral Agent and the Note Insurer with a monthly accounting of the fees and expenses which are reimbursable as "Program Expenses" pursuant to Section 5.3(B) FOURTH of the Underlying Trust Agreement.

         Section 2.11 A. Perfected Security Interest.

         The Administrator shall provide written directions to the Trustee to take such actions, including but not limited to filing Uniform Commercial Code Financing Statements and continuation statements, as the Administrator determines to be necessary to ensure that the security interest created pursuant to Section 2.5 would be deemed a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

         Section 2.12A. Administrative Duties

         (a) The Administrator shall perform all of its duties and obligations under the Related Documents. In addition, the Administrator shall consult with the Trustee as the Administrator deems appropriate regarding the duties of the Trust under the Related Documents. The Administrator shall monitor the performance of the Trust and shall advise the Trustee when action is necessary to comply with the Administrator's duties under the Related Documents. The Administrator shall prepare for execution by the Trust or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Administrator or the Trust to prepare, file or deliver pursuant to the Related Documents. Notwithstanding the foregoing, the Administrator shall not have any duty or obligation to make any payments with respect to the Notes or the Subordinated Certificates or to make any payments or assume any financial obligations to the Note Insurer or, except as specifically set forth in this Agreement, the Trust.

         (b) The Administrator shall obtain and preserve the Trust's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Related Documents and each other instrument and agreement to which the Trust is a party.

         (c) Notwithstanding anything in this Agreement or any of its Related Documents to the contrary, the Administrator shall be responsible for promptly notifying the Trustee, the Note Paying Agent and the Certificate Paying Agent in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Noteholder or Subordinated Certificateholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Trustee, the Note Paying Agent or the Certificate Paying Agent pursuant to such provision.

         (d) The Administrator shall perform any other duties expressly required to be performed by the Administrator under this Agreement or any of the Related Documents.

         (e) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Trust or the Trustee and shall be, in the Administrator's opinion, no less favorable to the Trust in any material respect than could have been obtained with other non-affiliated parties.

         (f) The Administrator shall furnish to the Trustee from time to time such additional information regarding the Trust or the Related Documents as the Trustee shall reasonably request.

                                   ARTICLE III
                  THE NOTES AND THE SUBORDINATED CERTIFICATES

         Section 3.1. Initial Ownership.

         Upon the formation of the Trust and until the issuance of the Subordinated Certificates, the Depositor shall be the sole beneficial owner of the Trust. Upon the issuance of the Subordinated Certificates, the Subordinated Certificateholders thereof shall be the sole beneficial owners of the Trust.

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

         Section 3.2. Conditions to Issuance of the Notes and the Subordinated Certificates.

         On or before the delivery of the Notes and the Subordinated Certificates, the Depositor shall deliver or cause to be delivered to the Trustee on behalf of the Trust (i) the documents specified in Section 2.5 and
(ii) the Policies.

         Section 3.3. The Notes and Subordinated Certificates.

         (a) Notes, in an aggregate principal amount of $60,000,000 shall be issued in denominations of $1,000,000 initial Principal Amount and integral multiples of $1,000 in excess thereof.

         (b) Subordinated Certificates shall be issued in minimum denominations corresponding to a Percentage Interest of 10% and multiples of 1% in excess thereof; provided, however, that Subordinated Certificates may be issued to the Holder of the Special Interest in minimum denominations corresponding to a Percentage Interest of 1%.

         (c) The Notes and the Subordinated Certificates shall be executed on behalf of the Trust by the Trustee by manual or facsimile signature of any authorized signatory of the Trustee. Notes and Subordinated Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall be validly issued and entitled to the benefits of this Agreement, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Notes and the Subordinated Certificates; provided that such Notes and Subordinated Certificates shall have been authenticated by the Registrar pursuant to Section 3.5.

         Section 3.4. Unconditional Rights of Noteholders to Receive Principal Amount and Interest.

         Subject to Sections 4.2 and 7.3, any Noteholder shall have the right, which is absolute and unconditional, to receive payments equal to the Principal Amount of and interest on such Note on or before the Maturity Date; provided, however, that no provisions contained herein shall restrict the right of the Trust to retire the Notes prior to the Maturity Date.

         Section 3.5. Authentication of Notes and Subordinated Certificates.

         On the Closing Date, the Note Registrar shall authenticate and deliver the Notes to the Persons designated by the Depositor against delivery to the Trustee and the Note Registrar, in the case of any Notes that are not Book-Entry Notes, of affidavits of such Persons substantially in the form of Exhibit E. No Note or Subordinated Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear thereon a certificate of authentication substantially in the form set forth in
(i) Exhibit B in the case of a Note or (ii) Exhibit C in the case of a Subordinated Certificate, executed by the Note Registrar or the Certificate Registrar, as the case may be, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Note or Subordinated Certificate is entitled to the benefits of this Agreement and has been duly executed, authenticated, authorized, issued and delivered hereunder. All Notes and Subordinated Certificates shall be dated the date of their authentication. Concurrently with the contribution of the Underlying Residual Rights and the Adjusted Program Expenses to the Trust, and without further action by the Depositor, the Trustee, in the name and on behalf of the Trust, shall cause, and shall have power and authority and is hereby authorized and empowered to cause, the Special Interest (which shall include a 1% Percentage Interest) and a Subordinated Certificate therefor to be issued to, and registered in the name of, the Holder of the Special Interest, and the balance of the Subordinated Certificates to be executed, authenticated, issued and delivered to and in the name of, and registered in the name of the following: 99% of the Percentage Interest to the Depositor. Thereupon, all such Subordinated Certificates and the Special Interest shall be duly authorized and validly issued, shall be fully paid and non-assessable interests in the Trust and shall be entitled to the benefits of this Agreement.

         Section 3.6. Registration of Transfer and Exchange of Notes and Subordinated Certificates.

         (a) The Certificate Registrar shall maintain, or cause to be maintained, at its Corporate Trust Office or such other location designated in writing to the Trustee, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Subordinated Certificates and of transfers and exchanges as provided in this Agreement. The Note Registrar shall maintain, or cause to be maintained, at its Corporate Trust Office or such other location designated in writing to the Collateral Agent and the Note Insurer, a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges as provided in this Agreement.

         (b) Upon surrender of any Subordinated Certificate at the Corporate Trust Office of the Certificate Registrar, the Trustee on behalf of the Trust shall execute, and the Certificate Registrar shall authenticate and deliver one or more new Subordinated Certificates, in authorized denominations of a like Percentage Interest, dated the date of authentication and registered, in the case of a registration of transfer, in the name of the transferee or transferees or, in the case of an exchange, in the name of the Certificateholder; provided that, upon a registration of transfer, the Certificate Registrar shall have received a Representation Letter and Affidavit.

         (c) Upon surrender of any Note at the Corporate Trust Office of the Note Registrar, the Trustee on behalf of the Trust shall execute, and the Note Registrar shall authenticate and deliver, one or more new Notes, in authorized denominations of a like original Principal Amount, dated the date of authentication and registered, in the case of a registration of transfer, in the name of the designated transferee or transferees or, in the case of an exchange, in the name of the Noteholder; provided, that:

                  (i) upon the registration of transfer of a Definitive Note by delivery to the transferee of a new Definitive Note, or the transfer by a Beneficial Owner of its beneficial interest in a Book-Entry Note by delivery to the new transferee of a new Definitive Note, the Note Registrar shall have received a Representation Letter and Affidavit, and, in the case of a transferee that is identified as an Institutional Accredited Investor, the Note Registrar may, upon advice of counsel, require additional information, certifications or

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

         opinions to confirm that the proposed transfer is not required to be registered under the Securities Act of 1933;

                  (ii) upon the registration of transfer of a Definitive Note by delivery to the transferee of an interest in a Book-Entry Note, the Note Registrar shall have received a Representation Letter and Affidavit to the effect that the transferee is a Qualified Institutional Buyer;

                  (iii) a transfer by a Beneficial Owner of an interest in a Book-Entry Note to another Beneficial Owner shall be effected solely in accordance with the rules of the Depository;

                  (iv) a Holder of a Definitive Note may at any time exchange such Definitive Note for another Definitive Note or Definitive Notes;

                  (v) a Beneficial Owner of an interest in a Book-Entry Note may at any time exchange such beneficial interest for a Definitive Note or Definitive Notes; and

                  (vi) a Holder of a Definitive Note may exchange such Definitive Note for an interest in a Book-Entry Note by delivering to the Note Registrar a Representation Letter and Affidavit to the effect that it is a Qualified Institutional Buyer.

         (d) Upon registration of transfer or exchange of a Definitive Note for an interest in a Book-Entry Note, the Note Registrar shall (or shall request the Depository to) endorse on the applicable Book-Entry Note an appropriate notation evidencing the increase in the original principal balance of the Book-Entry Note and the date thereof. Upon registration of transfer or exchange of an interest in a Book-Entry Note for a Definitive Note, the Note Registrar shall (or shall request the Depository to) endorse on the applicable Book-Entry Note an appropriate notation evidencing the decrease in the original principal balance of the Book-Entry Note and the date thereof.

         (e) All Notes or Subordinated Certificates issued upon any registration of transfer or exchange shall be the valid obligations, or evidences of ownership, as the case may be, of the Trust, duly authorized, validly issued, and entitled to the same benefits under this Agreement as the Notes or Subordinated Certificates surrendered upon such registration of transfer or exchange.

         (f) Every Note or Subordinated Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Certificate Registrar, as the case may be, duly executed by the Holder or his attorney duly authorized in writing. Each Note or Subordinated Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Trustee (or the Note Registrar or the Certificate Registrar, as the case may be, on behalf of the Trustee) in accordance with its customary practice.

         (g) No service charge shall be made for any registration of transfer or exchange of Notes or Subordinated Certificates, but the Note Registrar or the Certificate Registrar, as applicable, may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

         (h) Neither the Trustee, the Note Registrar nor the Certificate Registrar shall be responsible for determining compliance with the restrictions on transfer in this Agreement provided it receives the documents referred to above in this Section 3.6.

         (i) The Holder (and Beneficial Owner) of a Note or the Holder of a Subordinated Certificate effecting transfer thereof shall be deemed to indemnify each of the Trustee, the Collateral Agent, the Note Registrar and the Note Paying Agent or the Certificate Registrar and the Certificate Paying Agent, as applicable, each in its individual and fiduciary capacities, the Depositor, the Administrator, the Note Insurer and the Subordinated Certificateholders against any liability that may result if the transfer is not exempt from the registration requirements of the Securities Act of 1933. Each Noteholder (and each Beneficial Owner) or Subordinated Certificateholder shall be deemed by its acceptance and holding of its Note or Subordinated Certificate to agree that none of the Depositor, the Trustee, the Collateral Agent, the Note Registrar, the Certificate Registrar, the Note Insurer, the Subordinated Certificateholder, the Note Paying Agent or the Certificate Paying Agent is under an obligation to register the Notes or the Subordinated Certificates under the Securities Act of 1933 or any other securities law.

         (j) Any transfer in violation of this Section 3.6 (whether pursuant to a purchase, a transfer resulting from a default under a secured lending agreement or otherwise) to a nonresident alien or a foreign corporation shall be deemed to be of no legal force or effect whatsoever and any nonresident alien or foreign corporation shall not be deemed to be a Holder for any purpose hereunder.

         (k) It is intended that the Book-Entry Notes be registered so as to participate in a global book entry system with the Depository, as set forth herein. The Book-Entry Notes shall be initially issued in the form of a single fully registered Note. Upon initial issuance, the ownership of the Book-Entry Notes shall be registered in the Note Register in the name of Cede & Co., or any successor thereto, as nominee for the Depository.

         The Trustee and the Note Paying Agent in the name and on behalf of the Trust and the Note Paying Agent shall have the power and authority and are hereby authorized and empowered to execute and deliver the Depository Representation Letter with the Depository.

         With respect to the Book-Entry Notes registered in the Note Register in the name of Cede & Co., as nominee of the Depository, the Note Paying Agent shall have no responsibility or obligation to Direct or Indirect Participants or beneficial owners for which the Depository holds Book-Entry Notes from time to time as a Depository. Without limiting the immediately preceding sentence, the Note Paying Agent shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Depository, Cede & Co., or any Direct or Indirect Participant with respect to the ownership interest in the Book-Entry Notes, (ii) the delivery to any Direct or Indirect Participant or any other Person, other than a Noteholder as shown in the Note Register, of any notice with respect to the Notes or (iii) the payment to any Direct or Indirect Participant or any other Person, other than a Noteholder as shown in the Note Register, of any amount with respect to any distribution of principal or interest on the Notes. No Person other than a Noteholder as shown in the Note Register shall receive a certificate evidencing such Note.

         Upon delivery by the Depository to the Note Registrar of written notice to the effect that the Depository has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions hereof with respect to the payment of interest by the mailing of checks or drafts to the Noteholders as shown in the Note Register on a Record Date, the name "Cede & Co." in this Agreement shall refer to such new nominee of the Depository. The Note Registrar shall provide a copy of such written notice to the Note Paying Agent.

         (l) In the event that (i) the Depository or the Administrator advise the Note Registrar in writing that the Depository is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Notes and neither the Depositor nor the Note Registrar is able to locate a qualified successor or (ii) the Depositor at its sole option elect to terminate the book-entry system through the Depository, the Book-Entry Notes shall no longer be restricted to being registered in the Note Register in the name of Cede & Co. (or a successor nominee) as nominee of the Depository. At that time, the Depositor may determine that the Book-Entry Notes shall be registered in the name of and deposited with a successor depository operating a global book-entry system, as may be acceptable to the Administrator and at their expense, or such depository's agent or designee but, if the Administrator does not select such alternative global book-entry system, then the Book-Entry Notes may be registered in whatever name or names Noteholders shall designate and Definitive Notes issued, in accordance with the provisions hereof. The Note Registrar shall provide a copy of such written notice to the Note Paying Agent.

         (m) Notwithstanding any other provision of this Agreement to the contrary, so long as any Book-Entry Note is registered in the name of Cede & Co., as nominee of the Depository, all distributions of principal or interest on such Book-Entry Notes and all notices with respect to such Book-Entry Notes shall be made and given, respectively, in the manner provided in the Depository Representation Letter.

         (n) A Person which becomes the Beneficial Owner of a Book-Entry Note shall be deemed to make the representations set forth in Exhibit E to the Trust, the Trustee, the Collateral Agent, the Note Paying Agent, the Note Registrar, the Note Insurer, the other Noteholders and the Subordinated Certificateholders.

         (o) No offer, sale, transfer or other disposition (including pledge) of the Subordinated Certificates shall be made to any Person which is, or is purchasing for, or on behalf of (l) an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (2) an entity (including an insurance company general account) whose underlying assets include plan assets by reason of any such plan's arrangements or account's investment in any such entity.

         Section 3.7. Mutilated, Destroyed, Lost or Stolen Notes or Subordinated Certificates.

         If (a) any mutilated Note or Subordinated Certificate is surrendered to the Note Registrar or the Certificate Registrar, as the case may be, or (b) the Note Registrar or the Certificate Registrar, as the case may be, receives evidence to its satisfaction of the destruction, loss or theft of any Note or Subordinated Certificate and there is delivered to the Note Registrar or the Certificate Registrar, as the case may be, such security or indemnity as may be required by it to save it harmless, then, in the absence of written notice to the Registrar that such Note or Subordinated Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, and the Note Registrar or the Certificate Registrar, as the case may be, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note or Subordinated Certificate, a new Note or Subordinated Certificate of like original Principal Amount or Percentage Interest. In connection with the issuance of any new Note or Subordinated Certificate under this Section 3.7, the Note Registrar or the Certificate Registrar, as the case may be, may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Note Registrar or the Certificate Registrar, as the case may be) connected therewith. Any duplicate Note or Subordinated Certificate issued pursuant to this Section 3.7 shall be duly authorized, validly issued, and entitled to the benefits of this Agreement and shall constitute conclusive evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Note or Subordinated Certificate shall be found at any time.

         Section 3.8. Persons Deemed Noteholders and Subordinated
Certificateholders.

         Prior to due presentation of a Note or Subordinated Certificate for registration of transfer, the Trustee, the Collateral Agent, the Note Paying Agent, the Note Registrar or the Certificate Paying Agent and the Certificate Registrar, as the case may be and their agents may treat the person in whose name any Note or Subordinated Certificate is registered as the owner thereof for the purpose of receiving payments or distributions pursuant to Section 4.2 and for all other purposes whatsoever, and none of the Trustee, the Collateral Agent, the Note Paying Agent, the Note Registrar or the Certificate Paying Agent and the Certificate Registrar, as the case may be, or any of their agents shall be affected by any notice to the contrary.

         Section 3.9. Access to List of Noteholders' and Subordinated Certificateholders' Names and Addresses.

         (a) The Note Registrar shall furnish or cause to be furnished to the Depositor, the Administrator, the Holder of the Special Interest or one or more Subordinated Certificateholders holding not less than 25% of the Percentage Interest of the Subordinated Certificates within 15 days after receipt by the Note Registrar of a written request therefor, a list of the names and addresses of the Noteholders as of the most recent Record Date for payments to Noteholders. If three or more Noteholders, or one or more Noteholders holding not less than 25% of the aggregate Principal Amount of the Notes (hereinafter referred to as "Applicants"), apply in writing to the Note Registrar, and such application states that the Applicants desire to communicate with other Noteholders with respect to their rights under this Agreement or under the Notes, then the Note Registrar shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Noteholders. Every Noteholder, by receiving and holding a Note, agrees that none of the Depositor, the Trustee, the Note Insurer, the Note Paying Agent and Note Registrar or any of their agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders under this Agreement, regardless of the source from which such information was derived.

         (b) The Certificate Registrar shall furnish or cause to be furnished to the Depositor, the Administrator, or the Holder of the Special Interest within 15 days after receipt by the Registrar of a written request therefor, a list of the names and addresses of the Subordinated Certificateholders as of the most recent Record Date for distributions to Subordinated Certificateholders. If three or more Subordinated Certificateholders, or one or more Subordinated Certificateholders holding not less than 25% of the Percentage Interests (hereinafter referred to as "Applicants"), apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Subordinated Certificateholders with respect to their rights under this Agreement or under the Subordinated Certificates, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants access, during normal business hours, to the current list of Subordinated Certificateholders. Every Subordinated Certificateholder, by receiving and holding a Subordinated Certificate, agrees that none of the Depositor, the Trustee, the Note Insurer, the Certificate Paying Agent, the Certificate Registrar or any of their agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Subordinated Certificateholders under this Agreement, regardless of the source from which such information was derived.

         Section 3.10. Disposition by the Holder of the Special Interest.

         On and after the Closing Date, the Holder of the Special Interest shall retain beneficial and record ownership of Subordinated Certificates representing at least 1% of the Percentage Interest. To the fullest extent permitted by applicable law, any attempted transfer of any Subordinated Certificate that would reduce such interest of the Holder of the Special Interest below 1% of the Percentage Interest shall be void. The Trust Certificate representing the 1% Special Interest issued TO the Holder of the Special Interest shall contain a legend stating "TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE IS NOT TRANSFERABLE."

                                   ARTICLE IV
            ADMINISTRATION OF COLLECTION ACCOUNT, RESERVE ACCOUNT AND
                      DISTRIBUTION ACCOUNT; CERTAIN DUTIES

         Section 4.1. Collection Account, Reserve Account and Distribution Account.

         (a) The Collateral Agent shall establish and maintain the Collection Account in the name of the Trust, which shall be an Eligible Account and initially will be a segregated trust account maintained at the Collateral Agent or an affiliate thereof and shall be entitled "The NELnet Group Trust II Collection Account."

         The Collateral Agent also shall establish and maintain the Reserve Account in the name of the Trust, which shall be an Eligible Account and initially will be a segregated trust account maintained at the Collateral Agent or an affiliate thereof and shall be entitled "The NELnet Group Trust II Reserve Account." The Reserve Account will be divided into two sub-accounts. On each Payment Date, the Collateral Agent will transfer from the Collection Account to the first sub-account of the Reserve Account the amount, if any, remaining in the Collection Account on such Payment Date, after giving effect to payments made pursuant to Section 4.2(a)(i) through (xi), inclusive, until the amount of cash in the first sub-account of the Reserve Account equals the Specified Reserve Account Requirement. For the purpose of funding the second sub-account of the Reserve Account, the Trust shall deliver the Debt Service Reserve Surety Bond to the Note Paying Agent. If on the Business Day prior to any Payment Date (other than the first Payment Date), the amount in the Collection Account is less than the amount to be paid on such Payment Date pursuant to Section 4.2(a)(i) through (vii), inclusive, the Collateral Agent shall withdraw from the first sub-account of the Reserve Account and deposit in the Collection Account the lesser of (x) the amount then on deposit in the first sub-account of the Reserve Account and (y) the amount of such shortfall. If on the Business Day prior to any Payment Date (other than the first Payment Date) the amount on deposit in the first sub-account of the Reserve Account would exceed the Specified Reserve Account Requirement for such Payment Date (after giving effect to all payments to be made on such Payment Date pursuant to Section 4.2(a) (i) through (xiii), inclusive), the Collateral Agent shall withdraw from the first sub-account of the Reserve Account and deposit in the Collection Account an amount equal to such excess. For purposes of this Agreement, when the Note Paying Agent is entitled to draw on the second sub-account of the Reserve Account, the Note Paying Agent shall draw on the Debt Service Reserve Surety Bond in the manner provided in Section 4.9 of this Agreement.

         The Collateral Agent shall deposit in the Collection Account (within one Business Day of receipt thereof) all amounts received on account of the Underlying Residual Rights, any Optional Advances received pursuant to Section 4.8(a) and any Principal Subsidy Payments received pursuant to Section 4.8(b). In connection therewith, the Depositor and the Administrator shall take, or cause to be taken, all actions required or permitted under the terms of the Underlying Trust Agreements and the other Underlying Agreements so that amounts entitled to be received on account of the Underlying Residual Rights and the Adjusted Program Expenses are received in a timely manner to make payments on the Notes. Such actions shall include, but not be limited to, the procedures set forth in Section 2.10A.

         The Trustee shall establish and maintain the Distribution Account in the name of the Trust, which shall be an Eligible Account and initially will be a segregated trust account maintained at Wilmington Trust Company or an affiliate thereof and shall be entitled "The NELnet Group Trust II Distribution Account."

         On each Payment Date, the Note Paying Agent shall withdraw all amounts then on deposit in the Collection Account and apply the funds in the manner set forth in Section 4.2 of this Agreement. The Note Paying Agent also shall deposit in the Collection Account, promptly upon receipt thereof, all Surety Bond Payments and Insured Payments received from the Note Insurer.

         (b) The Trust will possess all right, title and interest in all funds on deposit from time to time in the Collection Account, the Reserve Account and the Distribution Account and all proceeds thereof subject to the terms of the Security Agreement. The Note Paying Agent is authorized to draw upon the Collection Account and the Reserve Account and the Certificate Paying Agent is authorized to draw on the Distribution Account for the purposes of making all payments therefrom required or permitted by this Agreement. If, at any time, the Collection Account, the Reserve Account or the Distribution Account, ceases to be an Eligible Account, the Collateral Agent, in the case of the Collection Account and the Reserve Account, or the Trustee, in the case of the Distribution Account, shall within five Business Days after a Responsible Officer thereof shall obtain actual knowledge thereof (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency may consent) establish a new Collection Account, Reserve Account or Distribution Account, as the case may be, as an Eligible Account and the Note Paying Agent shall transfer any cash and/or any investments to such new Collection Account or Reserve Account, as the case may be, or the Certificate Paying Agent shall transfer any cash and/or investments to such new Distribution Account.

         (c) All amounts held in the Collection Account and the Reserve Account shall be invested to the extent permitted by applicable laws, rules and regulations, by the Collateral Agent at the written direction of the Administrator in Eligible Investments that are payable on demand or mature not later than one Business Day prior to the Payment Date to which such amounts relate. Amounts held in the Distribution Account shall remain uninvested. In the absence of directions by the Administrator, the Collateral Agent shall invest all such amounts in Eligible Investments as defined in clause (ii) of the definition thereof. Investments in Eligible Investments must be made in the name of the Collateral Agent for the benefit of the Noteholders and the Note Insurer, and, unless payable on demand at par, such investments may not be sold or disposed of prior to their maturity. Any investment of funds must be made in Eligible Investments held by a financial institution with respect to which (a) such institution has noted the Collateral Agent's interest therein by book entry or otherwise and (b) a confirmation of the Collateral Agent's interest has been sent to the Collateral Agent by such institution, provided that such Eligible Investments are (i) specific certificated securities, and (ii) either (A) in the possession of such institution or (B) in the possession of a clearing corporation in New York or Delaware, registered in the name of such clearing corporation, not endorsed for collection or surrender or any other purpose not involving transfer, not containing any evidence of a right or interest inconsistent with the Collateral Agent's interest therein, and held by such clearing corporation in an account of such institution. Subject to the other provisions hereof, the Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Collateral Agent or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Collateral Agent in a manner which complies with this Section 4.1. All interest, dividends, gains upon sale and other income from, or earnings on investment of funds in the Collection Account and the Reserve Account shall constitute part of the Amount Available and shall be applied on the next Payment Date pursuant to Section 4.2(a) or 4.2(c), as the case may be. All investments of amounts on deposit in the Collection

Account also shall comply with the terms of the Security Agreement. Neither the Trustee, the Administrator nor the Collateral Agent shall have any liability for any losses on investments made in accordance with this Section 4.1.

         Section 4.2. Use of Funds in Collection Account, Distribution Account and Reserve Account.

         (a) On each Payment Date, the Note Paying Agent, based solely upon the information contained in the Payment Date Report delivered pursuant to
Section 4.7, shall apply the sum of (i) the Amount Available, (ii) amounts transferred from the first sub-account of the Reserve Account pursuant to
Section 4.1(a), and (iii) any Surety Bond Payments and Insured Payments received pursuant to Section 4.9 in the following order of priority (provided, however, that (A) Optional Advances may only be used for priorities (i), (ii), (iii),
(iv) and (v) below, (B) Principal Subsidy Payments may only be used for priority
(vii) below and (C) Surety Bond Payments and, prior to the Maturity Date of the Notes, Insured Payments may only be used for priority (v) below):

                  (i) first, to the Trustee, an amount equal to the accrued and unpaid Trustee Fee for such period pursuant to Section 6.1;

                  (ii) second, to the Collateral Agent, an amount equal to the accrued and unpaid Collateral Agent Fee for such Payment Date;

                  (iii) third, to the Note Insurer, an amount equal to the accrued and unpaid Note Insurer Premiums for such Payment Date;

                  (iv) fourth, to the Administrator, an amount equal to the accrued and unpaid Administration Fees for such Payment Date;

                  (v) fifth, to the Noteholders, the Interest Amount; provided, however, if the portion of the amount remaining in the Collection Account after application of clauses (i), (ii), (iii) and
         (iv) above is less than the Interest Amount, such remaining amount shall be paid to the Noteholders on a pro rata basis according to the Principal Amount of the respective Notes held by such Noteholders;

                  (vi) sixth, to the Note Insurer, in respect of amounts owed on account of any Surety Bond Payments previously made, together with interest accrued thereon at the rate set forth in the Financial Guaranty Agreement;

                  (vii) seventh, to the Noteholders, on a pro rata basis according to the Principal Amount of the respective Notes held by such Noteholders, an amount equal to the Principal Payment Amount;

                  (viii) eighth, to the Noteholders, on a pro rata basis according to the Principal Amount of the respective Notes held by such Noteholder, an amount equal to the Special Principal Payment, if any, for such Payment Date;

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

                  (ix) ninth, to reimburse the Administrator for any unreimbursed Optional Advances made pursuant to Section 4.8(a);

                  (x) tenth, to the Note Insurer, in respect of amounts owed on account of any Insured Payments previously made, together with interest accrued thereon at the rate set forth in the Insurance Agreement;

                  (xi) eleventh, to the Trustee, any unpaid indemnification payments required to be made pursuant to Section 5.8;

                  (xii) twelfth, to the first sub-account of the Reserve Account until the amount on deposit therein equals the Specified Reserve Account Requirement for such Payment Date;

                  (xiii) thirteenth, to the Note Insurer, any unpaid Reimbursement Amounts; and

                  (xiv) fourteenth, any remainder to Certificate Paying Agent for deposit in the Distribution Account.

         On each Payment Date, the Certificate Paying Agent shall remit all amounts it receives pursuant to clause (xiv) above to the Subordinated Certificateholders according to their respective Percentage Interests.

         (b) If any withholding tax is imposed on the payments or distributions by the Trust (or allocations of income) to a Noteholder or Subordinated Certificateholder, such tax shall reduce the amount otherwise distributable to the Noteholder or Subordinated Certificateholder in accordance with this Section 4.2. The Note Paying Agent or the Certificate Paying Agent, as the case maybe, is hereby authorized to retain from amounts otherwise distributable to the Noteholders or Subordinated Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust. The amount of any withholding tax so imposed shall be treated as cash paid to such Noteholder or distributed to such Subordinated Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable, the Note Paying Agent or the Certificate Paying Agent, as the case may be, may in its sole discretion withhold such amounts in accordance with this Section 4.2(b). If a Noteholder or Subordinated Certificateholder wishes to apply for a refund of any such withholding tax, the Note Paying Agent or the Certificate Paying Agent, as the case may be, shall reasonably cooperate with such Noteholder or Subordinated Certificateholder in making such claim so long as such Noteholder or Subordinated Certificateholder agrees to reimburse the Note Paying Agent or the Certificate Paying Agent, as the case may be, for any out-of-pocket expenses incurred.

         (c) If on the Business Day prior to any Payment Date, the amount in the Collection Account is less than the amount to be paid on such Payment Date pursuant to Section 4.2(a)(i), (ii), (iii), (iv) and (v) (such shortfall, the "Collection Account Shortfall"), the Note Paying Agent shall be entitled to withdraw from the Reserve Account and deposit in the Collection Account the lesser of (x) the Debt Service Available Amount and (y) the Collection Account Shortfall.

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

Such withdrawal from the Reserve Account shall be accomplished by the Note Paying Agent drawing on the Debt Service Reserve Surety Bond in the manner provided in Section 4.9 of this Agreement.

         Section 4.3. Method of Payment or Distribution.

         Payments required to be made to Noteholders and distributions required to be made to Subordinated Certificateholders on any Payment Date shall be made to each Holder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of each such Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have provided to the Note Paying Agent or the Certificate Paying Agent, as applicable, appropriate written instructions at least five Business Days prior to such Payment Date (which may be represented by a single continuing request) or, if not, by check mailed to such Holder at the address of such Holder appearing in the Note Register or Certificate Register.

         Section 4.4. No Segregation of Moneys; No Interest.

         Moneys hereunder need not be segregated in any manner except to the extent required by law or by Sections 4.1 or 4.2 and may be deposited under such general conditions as may be prescribed by law, and neither the Trustee nor the Paying Agent shall be liable for any interest thereon.

         Section 4.5. Accounting; Reports; Tax Returns.

         (a) The Holder of the Special Interest shall (i) maintain (or cause to be maintained) the books of the Trust on a calendar-year basis on the accrual method of accounting, (ii) deliver (or cause to be delivered) to each Noteholder and Subordinated Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required, including Form 1099 with respect to each Noteholder or Schedule K-l with respect to each Subordinated Certificateholder, to enable each Holder to prepare its federal and state income tax returns, (iii) file or cause to be filed such tax returns relating to the Trust (including a partnership information return, Form
1065), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes and (iv) collect or cause to be collected any withholding tax as described in and in accordance with Section 4.2(b) with respect to income or distributions to Noteholders or Subordinated Certificateholders.

         (b) The Trustee shall sign on behalf of the Trust the tax returns of the Trust furnished to it in execution form by the Holder of the Special Interest, unless applicable law requires a Subordinated Certificateholder to sign such documents, in which case such documents shall be signed by the Holder of the Special Interest, as the "tax matters partner" of the Trust pursuant to the Code.

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

         Section 4.6. Optional Redemption of Notes.

         (a) On any day following the Payment Date on which the outstanding Principal Amount of the Notes equals 10% or less of the original Principal Amount of the Notes, the Trust shall have the option (which option will be exercised by the Administrator on behalf of the Trust) to redeem all of the Notes at a redemption price equal to the Principal Amount of the Notes, plus accrued interest to the redemption date. In order to exercise such optional redemption, the Trust must also pay, or provide for the payment of, any unreimbursed Surety Bond Payments and Insured Payments, any amounts due and owing to the Note Insurer under the Insurance Agreement and the Financial Guaranty Agreement and all other accrued and unpaid expenses of the Trust.

         (b) The Note Paying Agent shall mail written notice to the Noteholders, on or prior to 30 days before any such optional redemption date (with a copy to each Rating Agency and the Note Insurer), specifying (i) the date upon which the final payment with respect to the Notes shall be made upon presentation and surrender of the Notes at the office of the Note Paying Agent therein specified, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payment being made only upon presentation and surrender of the Notes at the office of the Note Paying Agent therein specified. Upon the giving of such notice and the Administrator's making provision for payment of the Notes, the Notes shall be deemed to be paid and any amounts in the Collection Account and Reserve Account not required for the payment of the Notes shall be distributable (i) first to the Note Insurer for any unreimbursed Surety Bond Payments and Insured Payments,
(ii) second, to the Administrator, to the extent of any unreimbursed Optional Advances, and then (iii) third, to the Certificate Paying Agent for distribution to the Subordinated Certificateholders according to their respective Percentage Interests. The Note Paying Agent shall cause to be paid to Noteholders the final payment with respect to the Notes only upon presentation and surrender of the Notes.

         (c) If all the Noteholders shall not surrender their Notes for cancellation within six months after the date specified in the above-mentioned written notice, the Note Paying Agent shall give a second written notice to the remaining Noteholders (with a copy to each Rating Agency and the Note Insurer) to surrender their Notes for cancellation and receive the final payment with respect thereto. If within one year after the second notice all the Notes shall not have been surrendered for cancellation, the Note Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds and other assets that remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust which are payable to Noteholders after the Note Paying Agent shall have taken such measures shall be distributed by the Note Paying Agent to the Certificate Paying Agent for distribution to the Subordinated Certificateholders (but only upon termination of this Agreement) and the Noteholders, by acceptance of their Notes, hereby waive any rights with respect to such funds against the Trust, the Trustee, the Collateral Agent, the Note Paying Agent, the Note Insurer or the Certificate Paying Agent and shall look only to the Subordinated Certificateholders.

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

         Section 4.7. Reports.

         (a) No later than each Payment Date, the Note Paying Agent, based solely from the information provided by the Administrator, shall prepare a "Payment Date Report" substantially in the form of Exhibit D attached hereto and shall provide such Payment Date Report (together with copies of each report or notice, if any, furnished to the Note Paying Agent by the Trustee and received by the Trustee from the trustee of the Underlying Trust Agreements since the last Payment Date) to each Noteholder and the Note Insurer on each such Payment Date.

         (b) Within 45 days after the end of each calendar year, the Note Paying Agent shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Note and the Note Insurer a statement containing the information with respect to payments of interest on and principal of such Holder's Note made during such calendar year. Such obligation of the Note Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Note Paying Agent pursuant to any requirements of the Code as from time to time in force.

         (c) Copies of all reports provided by the Note Paying Agent to the Noteholders shall also be provided to the Rating Agency, the Note Insurer and to the Certificate Paying Agent for distribution to the Subordinated
Certificateholders.

         (d) The Administrator shall cooperate with the Note Paying Agent in preparing the reports required to be provided pursuant to this Section 4.7 and, in such regard, shall provide the Note Paying Agent and the Trustee with all information necessary to prepare the Payment Date Reports no later than noon New York City time four Business Days prior to the related Payment Date.

         Section 4.8. Optional Advances and Principal Subsidy Payments.

         (a) If for any Payment Date the Interest Amount would exceed the sum of the aggregate amount in the Collection Account (less the amount to be paid on such Payment Date pursuant to Section 4.2(a)(i), (ii), (iii) and (iv) above), the Administrator, in its sole option, may elect to deposit, or have an affiliate deposit, in the Collection Account (no later than the Business Day immediately preceding such Payment Date) an amount up to the amount of such deficiency (such deposit is referred to as an "Optional Advance"). Optional Advances, if any, shall be recoverable, without interest, by the Administrator pursuant to Sections 4.2(a)(ix) and 7.3(vii) hereof.

         (b) If for any Payment Date, the amount that will be remaining in the Collection Account after application of Section 4.2(a)(i), (ii), (iii),
(iv), (v) and (vi) is less than the amount needed to reduce the Recalculated Targeted Amount of the Notes to the Targeted Balance for such Payment Date, the Subordinated Certificateholders, in their sole option, may elect to deposit in the Collection Account (no later than the Business Day immediately preceding such Payment Date) an amount up to the amount of such deficiency (such deposit is referred to as a "Principal Subsidy Payment"). Principal Subsidy Payments shall not be recoverable by the Subordinated Certificateholders.

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

         (c) If for any Payment Date an Optional Advance or Principal Subsidy Payment will be made, the Administrator or the Subordinated Certificateholders, as the case may be, shall provide written notice thereof to each Rating Agency.

         Section 4.9. The Policies.

         (a) As soon as possible, and in no event later than 10:00 A.M., New York time, on the Business Day immediately preceding each Payment Date, the Note Paying Agent shall furnish the Note Insurer and the Administrator with a completed notice in the form set forth as Exhibit I hereto (the "Notice") in the case of a draw under the Note Insurance Policy and a completed demand for payment in the form set forth as Exhibit J hereto (the "Demand for Payment"), in the case of a draw under the Debt Service Reserve Surety Bond, which will be based upon the information set forth in the Administrator's report provided pursuant to Section 4.7(d), that an Insured Payment or a Surety Bond Payment will be required with respect to such Payment Date. The Notice or the Demand for Payment shall specify the total amount of the Insured Payment or Surety Bond Payment, as the case may be, to be paid on the applicable Payment Date, and shall constitute a claim for a Surety Bond Payment or an Insured Payment, as the case may be, pursuant to the Debt Service Reserve Surety Bond or the Note Insurance Policy, respectively. The Note Insurer shall remit or cause to be remitted to the Insurance Paying Agent the amount of the Surety Bond Payment or Insured Payment, as the case may be. Upon receipt of such Surety Bond Payment or Insured Payment by the Insurance Paying Agent on behalf of the Noteholders, it shall remit such amounts to the Collateral Agent, who shall deposit such Surety Bond Payment or Insured Payment, as the case may be, in the Collection Account.

         The Note Paying Agent shall receive through the Insurance Paying Agent, as attorney-in-fact of each Noteholder, any Surety Bond Payments and Insured Payments from the Note Insurer and disburse the same to each Noteholder in accordance with the provisions of this Article IV. Surety Bond Payments and Insured Payments disbursed by the Note Paying Agent from proceeds of the Policies shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to such Notes, and the Note Insurer shall become the owner of the right to receive such unpaid amounts due from the Trust in respect of the Notes. The Note Paying Agent hereby agrees on behalf of each Noteholder for the benefit of the Note Insurer that it recognizes that to the extent the Note Insurer makes Surety Bond Payments or Insured Payments, either directly or indirectly (as by paying through the Insurance Paying Agent), to the Noteholders, the Note Insurer will be subrogated to the rights of the Noteholders with respect to such Surety Bond Payment or Insured Payment, as the case may be, shall be deemed to the extent of the payments so made to be a Noteholder and shall receive available funds in accordance with
Section 4.2 until all such Surety Bond Payments and Insured Payments by the Note Insurer have been fully reimbursed. To evidence such subrogation, the Note Paying Agent shall, or shall cause the Note Registrar to, note the Note Insurer's rights as subrogee on the registration books maintained by the Note Registrar upon receipt from the Note Insurer of proof of payment of any Surety Bond Payment or Insured Payment.

                                    ARTICLE V
         THE TRUSTEE, THE COLLATERAL AGENT, THE NOTE PAYING AGENT, THE

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

        CERTIFICATE PAYING AGENT, THE NOTE REGISTRAR AND THE CERTIFICATE
                                    REGISTRAR

         Section 5.1. General Authority and Duties.

         (a) The Trustee shall have the power and authority and hereby is authorized and empowered in the name and on behalf of the Trust to execute and deliver the Related Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by this Agreement or the Related Documents to which the Trust is to be a party. In addition to the foregoing, the Trustee shall have the power and authority and hereby is authorized and empowered in the name on behalf of the Trust, but shall not be obligated, to take all actions required of the Trust or the Trustee pursuant to this Agreement or any of the Related Documents.

         (b) None of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar may manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Property except (i) in accordance with the powers granted to and the authority conferred pursuant to this Agreement, (ii) in accordance with the Related Documents and (iii) in accordance with any document or instruction delivered to the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar pursuant to Section 5.2.

         (c) Each of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar accepts the trusts hereby created, and agrees to perform its duties hereunder but only such duties as are specifically set forth in this Agreement. None of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar shall be answerable or accountable or personally liable hereunder or under any Related Document under any circumstances, except to the Trust, the Note Insurer, the Noteholders and the Subordinated Certificateholders (i) for its own gross negligence or bad faith, (ii) in the case of the inaccuracy of any representation or warranty made by it and contained in Section 5.4, (iii) if it is the obligor (other than in its fiduciary capacity) on an Eligible Investment or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by it in connection with any of the transactions contemplated by this Agreement or any Related Document. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence), none of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar shall:

                  (i) be liable for: (1) any error of judgment made in good faith; (2) any action taken or omitted to be taken by it in good faith in accordance with the instructions of the Subordinated Certificateholders or the Administrator or instructions otherwise pursuant to this Agreement or the Related Documents; (3) indebtedness evidenced by or arising under any of the Related Documents; or (4) the default or misconduct of the Depositor or the Administrator under this Agreement or any of the Related Documents or otherwise;

                  (ii) be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Administrator or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property or for or in respect of the validity or sufficiency of the Related Documents, other than the certificate of authentication on the Notes and the Subordinated Certificates, and shall not assume or incur any liability, duty, or obligation to the Depositor, the Administrator or any Noteholder or Subordinated Certificateholder, other than as expressly provided for herein and in the Related Documents; or

                  (iii) be obligated to exercise any of the rights or powers vested in it by this Agreement or any Related Document, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Related Document, at the request, order or direction of the Noteholders or the Subordinated Certificateholders, unless the Noteholders or the Subordinated Certificateholders have offered to it security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by it therein or thereby.

         (d) The right of the Trustee, the Collateral Agent, the Note Registrar, the Certificate Registrar, the Note Paying Agent, or the Certificate Paying Agent to perform any discretionary act enumerated in this Agreement or in any Related Document shall not be construed as a duty.

         (e) Without limiting the generality of the foregoing, the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar:

                  (i) may rely on and shall be protected in acting in good faith upon the written instructions of the Note Insurer, or the Subordinated Certificateholders and such employees and representatives of the Note Insurer, or the Subordinated Certificateholders may hereinafter designate in writing; and

                  (ii) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of gross negligent performance or omission or bad faith.

         Section 5.2. Action Upon Instruction.

         (a) Except as otherwise set forth herein, the Note Insurer or, with the consent of the Note Insurer, the Subordinated Certificateholders shall have the exclusive right to direct the actions of the Trustee in the management of the Trust (including all rights exercisable by the Trust with respect to the Trust Property) and the actions of the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar in the performance of their duties hereunder, in each case, so long as such directions are not inconsistent with the express terms set forth herein or in any Related Document.

         (b) None of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar shall be required to take any action hereunder or under any Related Document if it shall have reasonably determined, or shall have been advised by counsel, that such action is contrary to the terms hereof or of any Related Document or is otherwise contrary to law or may result in liability on the part of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar

         (c) None of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar may take any action (a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of a Responsible Officer, would result in the Trust becoming taxable as a corporation for federal income tax purposes. The Note Insurer and the Subordinated Certificateholders may not direct taking action that would violate the provisions of this Section. Subject to the foregoing:

                  (i) Whenever the Trustee receives a request for the Trustee's consent to any amendment, modification or waiver with respect to the Underlying Trust Agreements or any document relating thereto, or receives any other solicitation for any action with respect to the Underlying Trust Agreements, the Underlying Residual Rights or the Adjusted Program Expenses, the Trustee shall promptly give notice to the Noteholders, the Subordinated Certificateholders and the Note Insurer requesting instructions as to the course of action to be adopted and, to the extent it acts in good faith in accordance with any written instructions received from the Holders of a majority of the Principal Amount of the Notes, the Holders of a majority of the Percentage Interests of the Subordinated Certificates and the Note Insurer, it shall not be liable on account of such action to any Person; provided, however, that the Trustee shall not vote in favor of or consent to any matter (i) which would alter the timing or amount of any payment on the Underlying Residual Rights or the Adjusted Program Expenses or (ii) which would result in the exchange or substitution of any Underlying Residual Rights pursuant to a plan for the refunding or refinancing of such Underlying Residual Rights, except in each case with the unanimous consent of the Noteholders.

                  (ii) Whenever the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar, is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Related Document, it shall promptly give notice to the Note Insurer and the Subordinated Certificateholders requesting instruction as to the course of action to be adopted, and to the extent it acts in good faith in accordance with any written instruction received from the Holders of a majority of Percentage Interests of the Subordinated Certificates and the Note Insurer, it shall not be liable on account of such action to any Person.

                  (iii) If the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar is unsure as to the application of any provision of this Agreement or any Related Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or if this Agreement permits any determination by it or is silent or is incomplete as to the course of action that it is required to take with respect to a particular set of facts, it may give notice to the Note Insurer and the Subordinated Certificateholders requesting instruction and, to the extent that it acts or refrains from acting in good faith in accordance with any instruction received from the Holders of a majority of Percentage Interests of the Subordinated Certificates and the Note Insurer, it shall not be liable, on account of such action or inaction, to any Person.

                  (iv) If the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar shall not have received appropriate instruction within 10 days of any notice given pursuant to the foregoing clauses
         (i), (ii) or (iii) (or within such shorter period of time as reasonably may be specified in any such notice or may be necessary under the circumstances), it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Related Documents, as it shall deem to be in the best interests of the Noteholders, the Note Insurer and, after the Notes have been paid in full, the Subordinated Certificateholders and shall have no liability to any Person for such action or inaction.

         Section 5.3. No Duties Except as Specified in This Agreement or in Instructions; Not Acting in Individual Capacity.

         (a) None of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar shall have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Property, or to otherwise take or refrain from taking any action under, or in connection with this Agreement, any Related Document, or any document contemplated hereby or thereby, except as expressly provided by the terms of this Agreement or any Related Document or in any written instruction received pursuant to Section 5.2; and no implied duties or obligations shall be read into this Agreement or any Related Document against the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar. None of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar shall have any responsibility to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Related Document.

         (b) Except as otherwise expressly provided in this Article V (and particularly Section 5.1), in accepting the trusts hereby created Wilmington Trust Company acts solely as Trustee hereunder and not in an individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement or any Related Document shall look only to the Trust Property for payment or satisfaction thereof.

         (c) Notwithstanding anything in this agreement to the contrary in the event of gross negligence, lack of good faith or willful misconduct (as determined by a court of competent jurisdiction) of the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate

Paying Agent or the Certificate Registrar or any of its directors, officers, agents or employees, the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent or the Certificate Registrar, as the case maybe, and any of its directors, officers, agents and employees shall be liable to the Note Insurer for the amount of any Insured Payment or Surety Bond Payment and any charges, fees, costs and expenses the Note Insurer may pay or incur, including but not limited to attorneys' fees, in connection with the payment of a claim under the Policies due to the gross negligence, lack of good faith or willful misconduct of the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent or the Certificate Registrar, as the case may be, or any of its directors, officers, agents or employees; provided, however, in no event shall the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar, the Certificate Paying Agent or the Certificate Registrar be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar, the Certificate Paying Agent or the Certificate Registrar, as the case may be, have been advised of the likelihood of such loss or damage and regardless of the form of action.

         Section 5.4. Representations and Warranties.

         (a) The Trustee hereby represents and warrants to the Depositor, the Administrator, the Noteholders and the Subordinated Certificateholders that:

                  (i) It is a banking corporation and trust company duly organized and validly existing in good standing under the laws of Delaware and has its principal office within the State of Delaware.

                  (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and each Related Document to which the Trust is a party.

                  (iii) It is eligible to act as Trustee pursuant to Section 9.1(a).

                  (iv) Neither the execution nor the delivery by it of this Agreement, nor the performance by it of its obligations contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         (b) Each of the Note Registrar and the Note Paying Agent hereby represents and warrants to the Note Insurer, the Depositor, the Administrator, the Noteholders and the Subordinated Certificateholders that:

                  (i) It is a banking corporation and trust company duly organized and validly existing in good standing under the laws of the State of New York.

                  (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement and each Related Document to which it is a party.

                  (iii) Neither the execution nor the delivery by it of this Agreement, nor the performance by it of its obligations contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or New York State law, governmental rule or regulation governing the banking or trust powers of the Note Registrar or Note Paying Agent or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

         Section 5.5. Reliance; Advice of Counsel.

         (a) Each of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar may conclusively rely on and shall be fully protected in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. A certified copy of a resolution of the board of directors or other governing body of any corporate party or other entity shall be conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect and as to any fact or matter the method of the determination of which is not specifically prescribed herein, a certificate, signed by the president or any vice president or by the treasurer or secretary or other authorized officer of the relevant party, as to such fact or matter, shall constitute full protection for any action taken or omitted to be taken by the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Related Documents, each of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar (i) may, at the expense of the Holder of the Special Interest, act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by it with reasonable care and (ii) may, at the expense of the Holder of the Special Interest, consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. None of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar shall be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

         Section 5.6. May Own Notes.

         Each of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar and the Certificate Registrar in its individual or any other capacity may become the owner or pledgee of Notes and may deal with the Depositor and the Administrator in banking or other transactions with the same rights as it would have if it were not acting in such capacity.

         Section 5.7. Doing Business in Other Jurisdictions.

         Notwithstanding anything contained herein to the contrary, the Trustee, the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent and Certificate Registrar shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will; (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trustee, the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent or the Certificate Registrar in its individual capacity; or (iii) subject the Trustee, the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent or Certificate Registrar in its individual capacity to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee, the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent and Certificate Registrar, as the case may be, contemplated hereby.

         Section 5.8. Indemnification.

         The Holder of the Special Interest shall indemnify, defend and hold harmless the Trustee (in its individual and trust capacities), the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent and Certificate Registrar and their successors, assigns, directors, officers, employees, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes (other than income taxes related to the Trustee Fees and Collateral Agent Fees), claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever, including but not limited to reimbursement for expenses and disbursements of such agents, representatives, experts and counsel as such Indemnified Parties may employ in connection with the exercise and performance of their rights and duties hereunder (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Related Documents, the Trust Property, the administration of the Trust or the Trust Property or the action or inaction of the Trustee, the Certificate Paying Agent, the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent or the Certificate Registrar hereunder, except only that the Holder of the Special Interest shall not be liable for or required to indemnify the Trustee from and against Expenses arising or resulting from any of the matters described in Section 5.9 (i) or (ii). The indemnities contained in this Section shall survive the resignation or Termination of the Trustee, the Collateral Agent, the Note Registrar, the Note Paying Agent, the Certificate Paying Agent or the Certificate Registrar or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought

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

pursuant to this Section, the Trustee's choice of legal counsel shall be subject to the approval of the Holder of the Special Interest, which approval shall not be unreasonably withheld.

         Section 5.9. Acceptance of Trusts and Duties.

         The Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Related Documents and this Agreement. The Trust Company shall not be answerable or accountable hereunder or under any Related Document under any circumstances, except to the Trust, the Note insurer and the Subordinated Certificateholders (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 5.4 expressly made by the Trust Company. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

         (a) the Trust Company shall not be liable for any error of judgment;

         (b) the Trust Company shall not be liable with respect to any action taken or omitted to be taken by the Trustee, the Certificate Paying Agent, or the Certificate Registrar in accordance with the instructions of the Administrator, the Holder of the Special Interest, or any Subordinated Certificateholder, instructions otherwise in accordance with this Agreement or any Related Document, or in reliance on any provision of this Agreement;

         (c) no provision of this Agreement or any Related Document shall require the Trust Company to expend or risk funds or otherwise incur any financial liability in the performance of any rights or powers hereunder or under any Related Document if the Trust Company shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

         (d) under no circumstances shall the Trust Company be liable for the Subordinated Certificates or any amount due and owing thereon, any other interest in or indebtedness of the Trust, or indebtedness evidenced by or arising under any of the Related Documents, including the principal of and interest on the Notes;

         (e) the Trust Company shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any other party hereto, or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Property or for or in respect of the validity or sufficiency of the Related Documents, other than the certificate of authentication on the Subordinated Certificates, and the Trust Company shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Subordinated Certificateholder or other Person, other than as expressly provided for herein;

         (f) the Trust Company shall not be liable for the default or misconduct of the Holder of the Special Interest or the Depositor or the Administrator or the Holders or the Registrar (if not the Trustee) or the Paying Agent (if not the Trustee) under any of the Related Documents or otherwise and the Trust Company shall have no obligation or liability to monitor or insure compliance by the Trustee or the Holder of the Special Interest or the Depositor or the Administrator or the Holders or the Registrar (if not the Trustee) or the Paying Agent (if not the Trustee) with any agreement to which it is a party or to perform the obligations of the Trust under this Agreement or the Related Documents that are not expressly required to be performed by the Trustee under this Agreement; and

         (g) the Trustee, Certificate Paying Agent, Collateral Agent, Note Registrar, Note Paying Agent, Certificate Paying Agent and Certificate Registrar shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Related Document, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Related Document, at the request, order or direction of any of the Administrator, the Subordinated Certificateholders or Noteholders or otherwise, unless such Administrator, Subordinated Certificateholders or Noteholders have offered to the Trustee, Collateral Agent, Note Registrar, Note Paying Agent, Certificate Paying Agent or Certificate Registrar security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby. The right of the Trustee, the Certificate Paying Agent, Collateral Agent, Note Registrar, Note Paying Agent, Certificate Paying Agent or the Certificate Registrar to perform any discretionary act enumerated in this Agreement or in any Related Document shall not be construed as a duty, and, except as otherwise provided in Section 5.9 (i) and (ii), the Trust Company shall not be answerable in the performance of any such act.

         Section 5.10. Trustee, Collateral Agent, Note Registrar, Note Paying Agent, Certificate Paying Agent and Certificate Registrar Not Liable for Subordinated Certificates or Underlying Residual Rights.

         The recitals contained herein and in the Subordinated Certificates and the Notes (other than the signature and authentication of the Trustee on the Subordinated Certificates) shall be taken as the statements of the Administrator and the Trustee, Collateral Agent, Note Paying Agent, Note Registrar, Certificate Paying Agent and Certificate Registrar, assume no responsibility for the correctness thereof. The Trustee, Collateral Agent, Note Paying Agent and Note Registrar make no representations or warranties as to the validity or sufficiency of this Agreement, of any Related Document or of the Subordinated Certificates (other than the signature and authentication of the Trustee on the Subordinated Certificates) or the Notes, or of any Underlying Residual Rights or related documents. The Trustee, Collateral Agent, Note Paying Agent, Note Registrar, Certificate Paying Agent and Certificate Registrar shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Note, or for or with respect to the sufficiency of the Trust Property or its ability to generate the payments to be distributed to Subordinated Certificateholders or the Noteholders.

         Section 5.11. Payments from Trust Property.

         All payments to be made by the Trustee, the Collateral Agent, the Note Paying Agent or the Certificate Paying Agent under this Agreement or any of the Related Documents to which the Trust or the Trustee, the Collateral Agent, the Note Paying Agent or the Certificate Paying Agent is a party shall be made only from the income and proceeds of the Trust Property and only to the extent that the Trustee, the Collateral Agent, the Note Paying Agent or the Certificate Paying Agent shall have received income or proceeds from the Trust Property to make such payments in accordance with the terms hereof. None of the Trustee, the Collateral Agent, the Note Paying Agent or the Certificate Paying Agent or any successor thereto, in its individual capacity, shall be liable for any amounts payable under this Agreement or any of the Related Documents to which the Trust, the Trustee, the Collateral Agent, the Note Paying Agent or the Certificate Paying Agent is a party.

         Section 5.12. Consent of the Note Insurer With Respect to Certain Matters.

         With respect to the following matters, neither the Trustee nor the Collateral Agent shall take action, and the Subordinated Certificateholders shall not direct the Trustee or the Collateral Agent to take any action without the prior written consent of the Note Insurer:

         (a) the initiation of any claim or lawsuit by the Trust and the compromise of any action; claim or lawsuit brought by or against the Trust;

         (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

         (c) the amendment or other change to this Agreement or any Related Document in circumstances where the consent of any Noteholder or the Note Insurer is required;

         (d) the amendment or other change to this Agreement or any Related Document in circumstances where the consent of any Noteholder or the Note Insurer is not required and such amendment materially adversely affects the interests of the Subordinated Certificateholders;

         (e) the appointment pursuant to this Agreement of a successor Note Registrar, Certificate Registrar, Note Paying Agent or Certificate Paying Agent or the consent to the assignment by the Note Registrar, the Certificate Registrar, the Note Paying Agent or the Certificate Paying Agent of its obligations under this Agreement;

         (f) the consent to the calling or waiving of any default under any Related Document;

         (g) the consent to the assignment by the Trustee or the Collateral Agent of its respective obligations under any Related Document;

         (h) except as provided in Article VII, dissolve, terminate or liquidate the Trust in whole or in part;

         (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

         (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

         (k)      do any act that conflicts with any other Related Document;

         (l) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.3 hereof;

         (m)      confess a judgment against the Trust;

         (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

         (o)      cause the Trust to lend any funds to any entity; or

         (p) change the Trust's purposes and powers from those set forth in this Agreement.

         The Trustee shall not have the power, except upon the direction of the Subordinated Certificateholders with the consent of the Note Insurer, and to the extent consistent with the Related Documents, to (i) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (ii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iii) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (iv) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (v) make any assignment for the benefit of the Trust's creditors, (vi) cause the Trust to admit in writing its inability to pay its debts as they generally become due or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Insurance Agreement remains in effect and the Note Insurer is not in default of its payment obligations under either of the Policies, no Subordinated Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Depositor or the Trustee to take any Bankruptcy Action with respect to the Trust or the Depositor.

         Section 5.13. Actions by Subordinated Certificateholders with Respect to Bankruptcy.

         The Trustee shall not have the power to commence a bankruptcy action relating to the Trust without the consent and approval of the Note Insurer, the unanimous approval of all the Subordinated Certificateholders and the delivery to the Trustee by each Subordinated Certificateholder of a certificate certifying that such Subordinated Certificateholder reasonably believes the Trust to be insolvent.

         Section 5.14. Restrictions on the Subordinated Certificateholders' Powers.

         The Subordinated Certificateholders shall not direct the Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustee under this Agreement or any of the Related Documents or would be contrary to Section 2.3 of this Agreement nor shall the Trustee be obligated to follow any such direction, if given.

         Section 5.15. Fiduciary Duties of the Trustee.

         (a) Notwithstanding anything contained herein or in the Related Documents to the contrary, the duties and responsibilities of the Trustee shall be limited to those expressly provided for in this Agreement, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Related Documents against the Trustee. Without limiting the generality of the foregoing, the Trustee does not have, and shall not be deemed to have, any fiduciary relationship with the Collateral Agent, the Noteholders or the Note Insurer. Rather, this Agreement creates only an administrative relationship between independent contracting parties to facilitate the lending and borrowing of funds and the issuance of the Notes. With respect to the Collateral Agent, the Noteholders and the Note Insurer, the Trustee undertakes to perform or observe only such of the covenants and obligations of the Trustee as are expressly set forth in this Agreement, and no implied covenants or obligations with respect to the Collateral Agent, the Noteholders or the Note Insurer shall be read into this Agreement or the other Related Documents against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Collateral Agent, the Noteholders or the Note Insurer, and shall not be liable to any such person for the failure of the Trust to perform its obligations to such persons other than as result of the gross negligence or willful misconduct of the Trustee in the performance of its express obligations under this Agreement.

         (b) Whenever in connection with its performance under this Agreement the Trustee receives inconsistent notices or advice from the Subordinated Certificateholders, the Noteholders and the Note Insurer, the Trustee need not take any action in respect with such notices or advice unless and until Trustee receives (a) indemnification in respect of the matters noted in such notices or advice to its satisfaction or (b) written direction signed by the Subordinated Certificateholders, the Note Insurer and the Noteholders in respect thereof.

         (c) In its capacity as Trustee, Wilmington Trust Company owes fiduciary and other duties (the "Duties") to the Subordinated Certificateholders under the this Agreement. The Subordinated Certificateholders, the Noteholders and the Note Insurer acknowledge and agree that the Trustee has only the duties expressly set forth herein and waive any potential or actual conflict of interest that may arise as a result thereof. In addition, the Subordinated Certificateholders acknowledge and agree that their rights under this Agreement are subordinate to the rights of the Note Insurer and the Noteholders to enforce the Trustee's duties to the Note Insurer and the Noteholders expressly set forth herein to the extent inconsistent with the Trustee's Duties to the Subordinated Certificateholders expressly set forth herein, and agree that in no event shall the Trustee be liable to the Subordinated Certificateholders as a result of the foregoing.

                                   ARTICLE VI
                       COMPENSATION OF TRUSTEE AND OTHERS

         Section 6.1. Fees and Expenses.

         For performing its services hereunder, the Trustee shall be entitled to receive pursuant to Section 4.2(a)(i), the Trustee Fee. The Trustee shall be responsible for paying any separate compensation owing to the Certificate Paying Agent and the Certificate Registrar, which compensation shall be included in any Trustee Fee, For performing its services hereunder, the Administrator shall be entitled to receive, pursuant to Section 4.2(a)(iv), the Administration Fee, For performing its services hereunder and under the Security Agreement, the Collateral Agent shall be entitled to receive, pursuant to Section 4.2(a)(ii), the Collateral Agent Fee, The Collateral Agent shall be responsible for paying any separate compensation owing to the Note Paying Agent and the Note Registrar.

                                  ARTICLE VII
                                    DEFAULT

         Section 7.1. Events of Default.

         "Event of Default," whenever used herein, means any one of the following:

         (a) default in the payment of the Interest Amount on the Notes for a period of five Business Days after the related Payment Date; or

         (b) default in payment of the entire unpaid Principal Amount of the Notes on the Maturity Date.

         Section 7.2. Rights Upon an Event of Default.

         (a) If an Event of Default shall have occurred and be continuing, with the consent of the Note Insurer the Trustee may, or with the consent of the
Note Insurer the Holders of at least 25% in aggregate outstanding Principal Amount of the Notes (subject to rescission as described below) may, or the Note Insurer may, declare by written notice to the Subordinated Certificateholders (and the Trustee, if declared by the Noteholders or the Note Insurer), the entire Principal Amount of the Notes immediately due, together with accrued interest thereon. The Subordinated Certificateholders shall have no right to declare an Event of Default or to make a declaration of acceleration.

         At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, if there has been deposited in the Collection Account, either pursuant to collections on the Trust Property or from amounts deposited with the Collateral Agent by the Subordinated Certificateholders, an amount sufficient to pay: (i) all sums paid or advanced by the Trustee, the Collateral Agent, the Note Insurer and the Note Paying Agent hereunder and the reasonable compensation, expenses and disbursements of the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar, the Certificate Registrar, the Administrator, the
Note Insurer and their agents and (ii) the Interest Amount with respect to the next Payment Date, such declaration and its consequences shall be rescinded and annulled.

         (b) If the Notes have been declared due following an Event of Default, subject to the Security Agreement, the Trustee shall maintain possession of the Trust Property (or any portion thereof) and continue to apply collections from the Trust Property as if there had been no declaration of acceleration unless the Trustee shall be directed by the Note Insurer or, with the consent of the Note Insurer, the Holders of not less 66 2/3% of the Principal Amount of the Notes to liquidate the Trust Property, in which case the Trustee shall liquidate the Trust Property by selling all the assets of the Trust at one or more public or private sales in any manner permitted by law; provided, however, that neither the Depositor nor any of their affiliates shall be permitted to purchase any or all of the assets of the Trust.

         Section 7.3. Distributions.

         Any money collected pursuant to this Article VII, shall be distributed in the following order:

                  (i) first, to the Trustee, amounts due and owing and required to be distributed to the Trustee, the Certificate Paying Agent and the Certificate Registrar pursuant to this Agreement;

                  (ii) second, to the Collateral Agent, the amounts due and owing and required to be distributed to the Collateral Agent, the Note Paying Agent and the Note Registrar pursuant to this Agreement;

                  (iii) third, to the Noteholders, the Interest Amount; provided, however, if the remaining money is less than the Interest Amount, the remaining money collected shall be distributed on a pro rata basis according to the Principal Amount of the respective Notes held by such Noteholders;

                  (iv) fourth, to the Noteholders, an amount equal to the outstanding Principal Amount of the Notes, provided, however, if the remaining money is less than the outstanding Principal Amount of the Notes, the remaining money shall be distributed on a pro rata basis according to the Principal Amount of the respective Notes held by such Noteholders;

                  (v) fifth, to the Note Insurer, amounts due and owing and required to be distributed to the Note Insurer pursuant to this Agreement, the Insurance Agreement and the Financial Guaranty Agreement;

                  (vi) sixth, to the Administrator, amounts due and owing and required to be distributed to the Administrator pursuant to this Agreement;

                  (vii) seventh, to the Administrator, an amount equal to any unreimbursed Optional Advances; and

                  (viii) eighth, to the Trustee for distribution to the Subordinated Certificateholders, any remaining money according to their respective Percentage Interests.

         Section 7.4. Restrictions on Noteholders' Power.

         No Noteholder will have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Related Document, unless (a) a Noteholder previously has given to the Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and has obtained the consent of the Note Insurer, and (b) Noteholders beneficially owning not less than 66 2/3% of the aggregate Principal Amount of the Notes have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee under this Agreement, have obtained the consent of the Note Insurer and have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, has neglected or refused to institute any such action, suit, or proceeding and during such 30-day period, no request or waiver inconsistent with such written request has been given to the Trustee pursuant to and in compliance with this Section or
Section 5.2; it being understood and intended, and being expressly covenanted by each Noteholder with every other Noteholder and the Trustee, that no one or more Noteholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb, or prejudice the rights of any other Noteholder, or to obtain or seek to obtain priority over or preference to any other Noteholder, or to enforce any right under this Agreement, except in the manner provided in this Agreement and for the equal, ratable, and common benefit of all Noteholders. For the protection and enforcement of the provisions of this Section 7.4, each and every other Noteholder and the Trustee will be entitled to such relief as can be given either at law or in equity.

                                  ARTICLE VIII
                            DISSOLUTION OF THE TRUST

         Section 8.1. Dissolution of the Trust.

         (a) The Trust shall dissolve, and this Agreement will terminate, upon the later of (i) the Payment Date immediately following the retirement or other liquidation of the last item of Trust Property or (ii) following the payment in full of the Principal Amount of and accrued interest on the Notes, by vote of all the Subordinated Certificateholders, with the consent of the Note Insurer. The bankruptcy, liquidation, dissolution, termination, resignation, expulsion, withdrawal, death or incapacity of any Subordinated Certificateholder shall not (x) operate to terminate this Agreement or the Trust, or (y) entitle such Subordinated Certificateholder to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Property or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in Section 8.1(a), none of the Depositor, the Administrator or any Subordinated Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Upon the completion of winding up and termination of the Trust, the Trustee shall cause the Certificate of Trust to be canceled by executing and filing a certificate of cancellation

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

with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute. Thereupon, this Agreement and the Trust shall terminate.

                                   ARTICLE IX
         SUCCESSOR TRUSTEES, PAYING AGENTS AND REGISTRARS AND ADDITIONAL
                                    TRUSTEES

         Section 9.1. Eligibility Requirements for Trustee.

         (a)      The Trustee shall at all times be a corporation or association
(i) satisfying the provisions of Section 3807(a) of the Business Trust Statute;
(ii) authorized to exercise corporate trust powers; (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authorities; provided that with respect to the initial Trustee (but not any successor) the combined capital and surplus of the parent organization of such banking association shall be included in the determination of the combined capital and surplus of such banking association and (iv) reasonably acceptable to the Note Insurer. In case at any time any such corporation or association shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in Section 9.2. In addition, at all times the Trustee or a co-trustee shall be a Person that satisfies the requirement of Section 3807(a) of the Business Trust Statute and Section 26(a)(1) of the Investment Company Act of 1940, as amended.

         (b) If the Trustee shall publish reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. A copy of each such report shall be provided by the Trustee to the
Note Insurer.

         Section 9.2. Resignation or Removal of Trustee and Others.

         (a) The Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar may at any time resign and be discharged from the trusts and obligation hereby created by giving written notice thereof to the Administrator (with a copy to each Rating Agency and the Note Insurer) at least 30 days before the date specified in such notice. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor meeting (in the case of a successor Trustee) the applicable qualifications set forth in
Section 9.1 and in the case of the Note Paying Agent and the Note Registrar, acceptable to the Note Insurer, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar, and one copy to the successor Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar. If no successor Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar may petition any court of competent jurisdiction for the appointment of a successor Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar.

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

         (b) The Administrator (or the Note Insurer in the case of the Note Paying Agent and the Note Registrar) may at any time remove the Trustee, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar by giving written notice thereof to the Trustee (with a copy to each Rating Agency and the Note Insurer) at least 30 days before the date specified in such notice. Further, if at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 and shall fail to resign after written request therefor by the Administrator or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator or the Note Insurer may remove the Trustee. If the Administrator (or the Note Insurer in the case of the Note Paying Agent and the Note Registrar) shall remove the Trustee, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar under the authority of this Section 9.2(b), the Administrator, with the consent of the
Note Insurer in the case of the Trustee, Note Paying Agent or Note Registrar, shall promptly appoint a successor Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar meeting (in the case of a successor Trustee) the qualification requirements of Section 9.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar so removed, and one copy to the successor Trustee (with a copy to each Rating Agency and the Note Insurer) and upon any such removal, the Administrator promptly shall pay all fees and other amounts owed to the outgoing Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar.

         Any resignation or removal of the Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar and appointment of a successor Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar (consented to by the Note Insurer in the case of the Trustee, Note Paying Agent or Note Registrar) pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee, Note Paying Agent, Certificate Paying Agent, Note Registrar or Certificate Registrar pursuant to Section 9.3 and (in the case of removal only) payment of all fees and expenses owed to the outgoing party.

         Section 9.3. Successor Trustee.

         Any successor Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Administrator and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of its predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor Trustee under this Agreement, with like effect as if originally named. The predecessor shall deliver to the successor Trustee all documents and statements and moneys held by it under this Agreement promptly upon such predecessor's receipt of all fees and other amounts owing to it; and the Administrator and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties, and obligations.

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

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 9.1.

         Upon acceptance of appointment by a successor Trustee pursuant to this
Section 9.3, the Administrator shall mail notice thereof to all Noteholders, Subordinated Certificateholders, the Note Insurer and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by a successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Administrator.

         Upon the appointment and acceptance of a successor Trustee pursuant to this Section 9.3, such successor Trustee shall file an amendment to the Certificate of Trust with the Delaware Secretary of State pursuant to Section 3810 of the Business Trust Statute reflecting the name and principal place of business of such successor Trustee in the State of Delaware.

         Section 9.4. Merger or Consolidation.

         Any corporation or association into which the Trustee, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar or the Certificate Registrar may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which it shall be a party, or any corporation or association succeeding to all or substantially all its corporate trust business, shall be the successor hereunder; provided such corporation or association shall be eligible pursuant to Section 9.1 (in the case of the Trustee) and acceptable to the Note Insurer (in the case of the Note Paying Agent and the Note Registrar), without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Trustee shall mail notice of any merger or consolidation or conversion affecting it to the Rating Agencies and the Note Insurer at least 30 days prior to the effective date of such merger, consolidation or conversion.

         Section 9.5. Appointment of Co-Trustee or Separate Trustee.

         Notwithstanding any other provision of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Trustee shall have the power and authority and is hereby authorized and empowered to execute and deliver all instruments to appoint one or more Persons approved by the Administrator to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Property, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.1, except that notice of such appointment shall be given to the Rating Agencies and the Note Insurer.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

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

                  (i) all rights, powers, duties, and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Administrator.

         Any separate trustee or co-trustee may at any time appoint the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         Section 10.1. Amendment.

         (a) This Agreement may be amended by the Depositor, the Trustee and the Collateral Agent, with prior written notice to the Rating Agencies and the consent of the Note Insurer, without the consent of any of the Noteholders or the Subordinated Certificateholders (i) to cure any ambiguity or defect, (ii) to correct, supplement or modify any provisions in this Agreement or (iii) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders

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

or the Subordinated Certificateholders; provided, however, in each case, that such action shall not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of any Noteholder or Subordinated Certificateholder.

         (b) This Agreement may also be amended from time to time by the Depositor, the Trustee and the Collateral Agent, with the consent of the Note Insurer and the Holders of a majority of the aggregate outstanding Principal Amount of the Notes (which consent of any Noteholder given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Noteholder and on all future Holders of such Note and of any
Note issued upon the transfer thereof or in exchange therefore or in lieu thereof whether or not notation of such consent is made upon the Note) and to the extent that the Subordinated Certificates are affected thereby, the consent of the Holders of a majority of Percentage Interests of the Subordinated Certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Subordinated Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, payments that shall be required to be made on any Note or the Interest Rate or
(b) change the Event of Default relating to nonpayment of interest or principal or (c) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of all the Noteholders then outstanding.

         (c) Prior to the execution of any such amendment or consent, the Subordinated Certificateholders shall furnish written notification of the substance of such amendment or consent to each Rating Agency.


         (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to the Note Registrar for distribution to each Noteholder unless such parties have previously received such notification.

         (e) It shall not be necessary for the consent pursuant to Section 10.1(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents provided for in this Agreement) and of evidencing the authorization of the execution thereof shall be subject to such reasonable requirements as the Trustee may prescribe, including the establishment of record dates.

         (f) Prior to the execution of any amendment to this Agreement, the Trustee, the Note Registrar, the Collateral Agent, the Note Insurer, the Note Paying Agent, the Certificate Paying Agent and the Certificate Registrar, shall be entitled to receive and rely upon an opinion of counsel, not at its own expense, stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Trustee, the Note Registrar, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent and the Certificate Registrar may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise.

         Section 10.2. No Recourse.

         Each Noteholder by accepting a Note acknowledges that its Notes represent obligations of the Trust only and do not represent interests in or obligations of the Depositor, the Administrator, the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar, the Certificate Registrar, the Subordinated Certificateholders, the Holder of the Special Interest, the Note Insurer or any affiliate of any of the foregoing. No recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Notes or the Related Documents.

         Section 10.3. Governing Law.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.4. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the Subordinated Certificates or the rights of the Holders thereof.

         Section 10.5. Third-Party Beneficiaries.

         This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Noteholders, the Note Insurer and the Subordinated Certificateholders and their respective successors and permitted assigns. The Noteholders, the Note Insurer, and Indemnified Parties are third party beneficiaries under this Agreement. The Trustee shall have only the duties expressly set forth herein with respect to the Noteholders and the Noteholders shall have the right to enforce the obligations of the Trustee to the same extent as if they were beneficial owners of the Trust. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder. Nothing contained herein shall be construed to create any fiduciary obligation of the Trustee to the Note Insurer.

         The Subordinated Certificateholders, Noteholders, and Beneficial Owners acknowledge and agree that the Trustee has only the duties expressly set forth herein to the Noteholders under this Agreement and waive any potential or actual conflict of interest that may arise as a result thereof. In addition, the Subordinated Certificateholders acknowledge and agree that their rights under this Agreement are subordinate to the rights of the Noteholders to enforce the Trustee's duties to the Noteholders expressly set forth herein to the extent inconsistent with the Trustee's duties to the Subordinated Certificateholders expressly set forth herein, and agree that in no

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

event shall the Trustee be liable to the Subordinated Certificateholders as a result of the foregoing.

         Section 10.6. Counterparts.

         For the purpose of facilitating its execution and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

         Section 10.7. Notices.

         All demands, notices and communications under this Agreement shall be in writing, delivered by telecopy (with hard copy to follow by recognized overnight courier), or by recognized overnight courier or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Administrator, at the following address: NELnet, Inc., 121 South 13th Street, Suite 301, Lincoln, Nebraska 68508, Attention:
Terry J. Heimes, telecopy: (402) 458-2399, (b) in the case of the Depositor, at the following address: EMT Corp., 8425 Woodfield Crossing Blvd., Indianapolis, IN 46240-2495, Attention: Garret Varner, telecopy: (317) 469-2088, (c) in the case of the Trustee or the Collateral Agent, at its respective Corporate Trust Office, Trustee telecopy: (302) 651-8882, Collateral Agent telecopy: (212) 946-8191, (d) in the case of Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10004, Attention: Asset Backed Surveillance, telecopy: (212) 438-2664, (e) in the case of Fitch, Inc., One State Street Plaza, New York, New York 10004,
Attention: Asset Backed Securities Surveillance, telecopy: (212) 480-4438, and
(f) in the case of the Note Insurer, 113 King Street, Armonk, New York 10504,
Attention: IPM-PF ($60,000,000 THE NELNET GROUP TRUST II Student Loan Interest Margin Securities) or at such other address as shall be designated by any such party in a written notice to the other parties. Notwithstanding the foregoing, any notice required or permitted to be mailed to a Holder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register or Certificate Register, as the case may be, and any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

         Section 10.8. Successors and Assigns.

         All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Administrator, the Depositor, the Holder of the Special Interest, the Trustee, the Collateral Agent, the Note Paying Agent, the Certificate Paying Agent, the Note Registrar, the Certificate Registrar, and their respective successors, each Noteholder and Subordinated Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Noteholder or a Subordinated Certificateholder shall bind the successors and assigns of such Noteholder or Subordinated Certificateholder.

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

         Section 10.9. No Petition.

         The Trustee (in its individual capacity and as Trustee), by entering into this Agreement, each Subordinated Certificateholder, by accepting a Trust Certificate, and each Noteholder by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Subordinated Certificates, the Notes, this Agreement or any of the Related Documents.

         Section 10.10. Headings.

         The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11. Administrator.

         In carrying out its duties hereunder, the Administrator is acting on behalf of the Trust. The Administrator is authorized and empowered to execute, prepare, file and/or deliver in the name and on behalf of the Trust all such documents, reports, filings, tax returns, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Documents. Upon written request of the Administrator, the Trustee on behalf of the Trust shall execute and deliver to the Administrator a power of attorney appointing the Administrator the Trust's agent and attorney-in-fact to execute, prepare, file and deliver all such documents, reports, filings, tax returns, instruments, certificates and opinions.

         Section 10.12. Furnishing Information.

         For so long as any of the Notes or Subordinated Certificates are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act of 1933, as amended (the "Securities Act"), (1) the Administrator will provide or cause to be provided to any Holder of such Notes or Subordinated Certificates and any prospective purchaser thereof designated by such a Holder, upon the request of such Holder or prospective purchaser, the information required to be provided to such Holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Administrator shall update such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of such Notes or Subordinated Certificates conducted in accordance with Rule 144A.

         Section 10.13. Amendments to Underlying Agreements; Underlying Trust Not to Issue Additional Securities.

         For so long as any of the Notes are outstanding, the Administrator shall provide the Rating Agencies, the Note Insurer, the Trustee and the Collateral Agent with prior written notice (A) of any proposed amendment to or supplement of (i) the Underlying Trust Agreements, (ii)

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

any other Underlying Agreement, or (iii) any other contract or agreement to which the Depositor is a party or which was assigned to the Depositor relating to the servicing of student loans included in the Underlying Trust or (B) if the Administrator, on behalf of the Trust, wishes to exercise an optional redemption for some or all of the notes issued under the Underlying Trust Agreements (the "Underlying Notes"). The Depositor (or, with respect to the Underlying Trust Agreements and the other Underlying Agreements, the Administrator, on behalf of the Trust) shall not consent to any such amendment or supplement, or exercise an optional redemption for some or all of the Underlying Notes, or consent to any shortening of the recycling period under the Underlying Trust Agreements prior to December 1, 2003, unless the Note Insurer provides its written consent (and, in the case of an optional redemption of the Underlying Notes, the holders of all the Subordinated Certificates, other than the Holder of the Special Interest, provide their written consent) and S&P indicates that such amendment, supplement or redemption would not cause it to lower or withdraw the rating then assigned by it to the Notes (without giving effect to the Note Insurance Policy). Further, the Depositor may not enter into or consent to any amendment of or supplement to the Underlying Trust Agreements on the other Underlying Agreements without the consent of the Trust (which consent may be given by the Administrator on behalf of the Trust). Prior to entering into such amendment or supplement, or prior to optionally redeeming the Underlying Notes, the Administrator shall provide the Trustee and the Note Insurer with a certificate, signed by its president or a vice president, attesting that such action has occurred. In no event, however, shall the Depositor (or, with respect to the Underlying Trust Agreements and the other Underlying Agreements, the Administrator on behalf of the Trust) consent to any such amendment or supplement that would result in additional servicing or other compensation being paid, or student loans being acquired for premiums greater than permitted, under the agreements listed in (i) through (iv) above as in effect on the date hereof if, as of the Payment Date immediately prior to the effective date of such amendment or supplement, the Recalculated Targeted Amount of the Notes exceeds the Targeted Balance for such Payment Date. Notwithstanding the foregoing, the provisions of this Section 10.13 shall not apply to any mandatory redemption of Underlying Notes.

         Until the Principal Amount of the Notes has been reduced to zero and the Noteholders have received all amounts to which they are entitled under this Agreement, the Depositor will not permit the Underlying Trust to issue any additional notes, bonds or other securities or change the mode used to calculate interest on the Underlying Notes (i.e., from an auction rate to a fixed rate or a variable rate).

         Section 10.14. The Note Insurer.

         Any right conferred to the Note Insurer hereunder shall be suspended during any period in which the Note Insurer is in default in its payment obligations under the Debt Service Reserve Surety Bond or the Note Insurance Policy. At such time as the Notes are no longer outstanding hereunder, and no amounts owed to the Note Insurer hereunder, under the Insurance Agreement and under the Financial Guaranty Agreement remain unpaid, the Note Insurer's rights hereunder shall terminate.

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

         Section 10.15. Security Agreement.

         Each Noteholder by becoming an owner of a Note (and each Beneficial Owner) and each Subordinated Certificateholder acknowledges that the Trust has pledged to the Note Insurer a security interest in the Underlying Residual Rights and the other Trust Property and that, unless the Note Insurer is in default in its payment obligations under the Debt Service Reserve Surety Bond or the Note Insurance Policy, upon the occurrence of a Pledgor Default (as defined in the Security Agreement) the Note Insurer may exercise certain rights with respect to the Underlying Residual Rights and the other Trust Property.

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

         IN WITNESS WHEREOF, the Depositor, the Administrator, the Trustee, Certificate Registrar and Certificate Paying Agent and the Collateral Agent, Note Registrar and Note Paying Agent have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                             EMT CORP., as Depositor

                             By: /s/ Jeffrey R. Noordhoek
                                 -----------------------------------------------
                                 Name:  Jeffrey R. Noordhoek
                                 Title: Vice President

                             NELNET, INC., as Administrator and Holder of the
                               Special Interest

                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             WILMINGTON TRUST COMPANY, as Trustee, Certificate
                               Registrar and Certificate Paying Agent

                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             JPMORGAN CHASE BANK, as Collateral Agent, Note
                               Registrar and Note Paying Agent

                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

         IN WITNESS WHEREOF, the Depositor, the Administrator, the Trustee, Certificate Registrar and Certificate Paying Agent and the Collateral Agent, Note Registrar and Note Paying Agent have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                             EMT CORP., as Depositor

                             By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                             NELNET, INC., as Administrator and Holder of the
                               Special Interest

                             By: /s/ Terry Heimes
                                 ----------------------------------------------
                                 Name:  Terry Heimes
                                 Title: CFO

                             WILMINGTON TRUST COMPANY, as Trustee, Certificate
                               Registrar and Certificate Paying Agent

                             By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

                             JPMORGAN CHASE BANK, as Collateral Agent, Note
                               Registrar and Note Paying Agent

                             By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

         IN WITNESS WHEREOF, the Depositor, the Administrator, the Trustee, Certificate Registrar and Certificate Paying Agent and the Collateral Agent, Note Registrar and Note Paying Agent have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                             EMT CORP., as Depositor

                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             NELNET, INC., as Administrator and Holder of the
                               Special Interest

                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                             WILMINGTON TRUST COMPANY, as Trustee, Certificate
                               Registrar and Certificate Paying Agent

                             By: /s/ Donald G. MacKelcan
                                 -----------------------------------------------
                                 Name:  Donald G. MacKelcan
                                 Title:   Vice President

                             JPMORGAN CHASE BANK, as Collateral Agent, Note
                               Registrar and Note Paying Agent

                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

         IN WITNESS WHEREOF, the Depositor, the Administrator, the Trustee, Certificate Registrar and Certificate Paying Agent and the Collateral Agent, Note Registrar and Note Paying Agent have caused this Trust Agreement to be duly executed by their respective officers as of the day and year first above written.

                             EMT CORP., as Depositor

                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             NELNET, INC., as Administrator and Holder of the
                               Special Interest

                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             WILMINGTON TRUST COMPANY, as Trustee, Certificate
                               Registrar and Certificate Paying Agent

                             By:
                                 ---------------------------------------------
                                 Name:
                                 Title:

                             JPMORGAN CHASE BANK, as Collateral Agent, Note Registrar and Note Paying Agent

                             By: /s/ KAREN SCHLUTER
                                 ---------------------------------------------
                                 Name: KAREN SCHLUTER
                                 Title: ASSISTANT VICE PRESIDENT

                                                                      SCHEDULE I

                              TARGETED BALANCE SCHEDULE

                           TARGETED PRINCIPAL        TARGETED PRINCIPAL
PAYMENT DATE                    PAYMENT*                  BALANCE
------------               ------------------        ------------------
  9/2/2002                     4,387,000                 55,613,000
  3/2/2003                     3,000,000                 52,613,000
  9/2/2003                     3,126,000                 49,487,000
  3/2/2004                     3,936,000                 45,551,000
  9/2/2004                     5,996,000                 39,555,000
  3/2/2005                     6,545,000                 33,010,000
  9/2/2005                     6,414,000                 26,596,000
  3/2/2006                     6,007,000                 20,589,000
  9/2/2006                     5,569,000                 15,020,000
  3/2/2007                     4,804,000                 10,216,000
  9/2/2007                     4,401,000                  5,815,000
  3/2/2008                     4,000,000                  1,815,000
  9/2/2008                     1,815,000                          0

--------------
* If for any Payment Date the Targeted Principal Payment exceeds the actual Principal Payment Amount, the amount of such excess will be added to the Targeted Principal Payment for the next Payment Date.

                                                                     SCHEDULE II

                          LIST OF UNDERLYING AGREEMENTS

Trust Agreement, dated as of May 15, 1998, between EMT Corp., as Issuer and Bank One Trust Company, N.A. (successor to NBD Bank, N.A.), as Trustee.

First Terms Supplement, dated as of May 15, 1998, between EMT Corp., as Issuer, and Bank One Trust Company, N.A., as Trustee.

Second Terms Supplement, dated as of January 1, 1999, between EMT Corp., as Issuer, and Bank One Trust Company, N.A., as Trustee.

Third Terms Supplement, dated as of September 1, 1999, between EMT Corp., as Issuer, and Bank One Trust Company, N.A., as Trustee.

Fourth Terms Supplement, dated as of April 1, 2000, between EMT Corp., as Issuer, and Bank One Trust Company, N.A., as Trustee.

Fifth Terms Supplement, dated as of June 1, 2000, between EMT Corp., as Issuer, and Bank One Trust Company, N.A., as Trustee.

Servicing Agreement, dated as of May 15, 1998, between EMT Corp, and EFS Services, Inc.

                                                                       EXHIBIT A

                         [FORM OF CERTIFICATE OF TRUST]
                CERTIFICATE OF TRUST OF THE NELNET GROUP TRUST II

         This Certificate of Trust of The NELnet Group Trust II (the "Trust") dated as of December_____, 2001, is being duly executed and filed by Wilmington Trust Company, a Delaware trust company headquartered in Wilmington, Delaware, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.) (the "Act").

         1. Name. The name of the business trust formed hereby is The NELnet Group Trust II.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

         3. Effective Date. This Certificate of Trust shall be effective upon filing.

         IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written in accordance with Section 3811(a) of the Act.

                             WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Trustee of the Trust.

                             By: _______________________________________________
                             Name:
                             Title:

                                                                       EXHIBIT B

                                 [FORM OF NOTE]

         UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         NEITHER THIS NOTE NOR THE UNDERLYING RESIDUAL RIGHTS OR ADJUSTED PROGRAM EXPENSES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR ANY OTHER PERSON.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS, THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE MAY, ON ANY DATE SUBSEQUENT TO THE FIRST PAYMENT DATE, BE LESS THAN ITS INITIAL PRINCIPAL AMOUNT.

         THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (WITHIN THE MEANING OF RULE 501(A)(l)-(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE NOTE REGISTRAR OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE TRUST AGREEMENT AND (B) THE RECEIPT BY THE NOTE REGISTRAR OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE NOTE REGISTRAR THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY

LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION,
(3) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (4) PURSUANT TO A VALID REGISTRATION STATEMENT.

     THIS NOTE MAY NOT BE ACQUIRED, DIRECTLY OR INDIRECTLY, FOR OR ON BEHALF OF A PERSON WHO IS NOT A UNITED STATES PERSON (AS DEFINED IN SECTION 7701 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

                            THE NELNET GROUP TRUST II
                     STUDENT LOAN INTEREST MARGIN SECURITY

    (This Note does not represent an obligation of NELnet, Inc. or any of its affiliates)

CUSIP No. ___________________ [144A]
CUSIP No. ___________________ [Accredited Investors]
Interest Accrual Date: ____________, 2001
Registered Holder: [Cede & Co.] [Accredited Investor]
Initial Principal Amount of this Note: [$ _______________
Aggregate Principal Amount of Notes: $ _______________
Interest Rate: 5.691%
First Payment Date: September 3, 2002
Maturity Date: September 4, 2012

                          CERTIFICATE OF AUTHENTICATION

         This is one of the 5.691% Student Loan Interest Margin Securities referred to in the within-mentioned Trust Agreement.

Date of Authentication: December_______, 2001

                                        JPMORGAN CHASE BANK,
                                        as Note Registrar

                                        By: ____________________________________
                                        Authorized Officer

         THE NELNET GROUP TRUST II (the "Trust") hereby promises to pay to the Registered Holder named above, or registered assigns, from the Trust Property, the Initial Principal Amount specified above and interest on the unpaid Principal Amount of this Note at the Interest Rate specified above until this Note shall have been paid in full.

         The Trust was created pursuant to a Trust Agreement dated as of December 1, 2001 (the "Trust Agreement"), among EMT Corp., as depositor (the "Depositor"), NELnet, Inc., as administrator (the "Administrator"), Wilmington Trust Company, as Trustee (the "Trustee"), Certificate Paying Agent and Certificate Registrar and the JPMorgan Chase Bank, as Collateral Agent, Note Registrar and Note Paying Agent, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This Note is one of the duly authorized notes issued pursuant to the Trust Agreement and designated as 5.691% Student Loan Interest Margin Securities (the "Notes"). The Trust is also issuing Subordinated Certificates (the "Subordinated Certificates"). This Note is issued under and is subject to the terms, provisions and conditions of the Trust Agreement which is incorporated herein by reference and to which the holder of this Note by virtue of the acceptance hereof assents and by which such holder is bound. Payments with respect to the Notes are made solely from the assets of the Trust, which include (as more fully described in the Trust Agreement): (i) the right to receive the residual cash-flow (the "Underlying Residual Rights") from a master trust estate established under underlying Trust Agreements, (ii) the Depositor's right to receive certain Adjusted Program Expenses and (iii) the Collection Account, the Reserve Account and the Distribution Account established under the Trust Agreement (collectively, the "Trust Property"). The Notes also are entitled to the benefits of a Debt Service Reserve Surety Bond and a Note Insurance Policy issued by MBIA Insurance Corporation (the "Note Insurer").

         Under the Trust Agreement, there will be paid semi-annually, on the second Business Day of each March and September, commencing September, 2002 (the "Payment Date"), to the person in whose name this Note is registered at the close of business on the second day immediately preceding such Payment Date (the "Record Date"), interest on this Note at the Interest Rate set forth above (calculated on the basis of a 360-day year of twelve 30-day months) and the Principal Payment Amount and the Special Principal Payment, if any, to the extent of the funds available therefor.

         As described above, the entire unpaid Principal Amount of this Note shall be due and payable on or before the Maturity Date specified above. Notwithstanding the foregoing, the entire unpaid Principal Amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Trustee or the Holders owning at least 25% in aggregate Principal Amount of the Notes with the consent of the Note Insurer, or the Note Insurer, have declared the Notes to be immediately due in the manner provided in the Trust Agreement; provided the Trustee shall maintain possession of the Trust Property and continue to apply collections therefrom as if there had been no declaration of acceleration unless the Trustee shall be directed by the Holders of not less than 66% of the Principal Amount of the Notes with the consent of the Note Insurer, or the Note Insurer, to liquidate the Trust Property. All payments with respect to the principal of the Notes shall be made pro rata to the Noteholders.

         It is the intent and agreement of the Subordinated Certificateholders and the Noteholders that, for purposes of federal income, state and local income and franchise and any other income taxes, the Notes will be treated as debt of the Trust. Each Noteholder, by acceptance of a Note, covenants and agrees to treat, and to take no action inconsistent with the treatment of, the Notes as debt for such tax purposes.

         Payments on this Note will be made by the Note Paying Agent by check or money order mailed to the Noteholder of record in the Note Register without the presentation or surrender of this Note or the making of any notation hereon, or by wire transfer, in immediately available funds, to the account of the Noteholder at a bank or other entity having appropriate facilities therefor, if the Noteholder shall have provided to the Note Paying Agent appropriate written instructions at least five Business Days prior to a Payment Date. Notwithstanding the above, the final payment on this Note will be made after due notice by the Note Paying Agent of the pendency of such payment and only upon presentation and surrender of this Note at the office or agency maintained for that purpose by the Note Paying Agent.

         The Notes do not represent an obligation of, or an interest in, the Depositor, the Administrator, the Trustee, the Collateral Agent, the Note Paying Agent, the Note Registrar, the Subordinated Certificateholders, the Note Insurer or any affiliate of any of them. The Notes are limited in right of payment to certain collections and recoveries respecting the Trust Property, all as more specifically set forth in the Trust Agreement. None of the Trustee, the Collateral Agent, the Note Paying Agent, the Note Registrar, the Depositor, the Administrator, the Note Insurer or the Subordinated Certificateholders or any affiliate of any of them shall incur any personal liability in connection herewith except as provided in the Trust Agreement. A copy of the Trust Agreement may, upon request, be examined by any Noteholder during normal business hours at the principal office of the Trustee and of the Note Paying Agent and at such other places, if any, designated by the Depositor. The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the parties thereto under the Trust Agreement at any time by the Depositor, the Trustee and the Collateral Agent), with the consent of the Note Insurer, but without the consent of the Noteholders. In certain limited circumstances, the Trust Agreement may only be amended by the Depositor, the

Trustee and the Collateral Agent, with the consent of the Note Insurer and the Holders of not less than a majority of the aggregate outstanding Principal Amount of the Notes and, in certain circumstances, all the Notes. Any such consent by the Holder of this Note shall be conclusive and binding on such Holder and on all future Holders of this Note and of any Note issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Notes.

         As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Note is registrable in the Note Register upon surrender of this Note for registration of transfer at the office or agency of the Note Registrar, accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations shall be issued to the designated transferee.

         Transfers of this Note are subject to the restrictions set forth in
Article III of the Trust Agreement. The Holder of this Note shall indemnify the Trustee, the Collateral Agent, the Note Paying Agent and the Note Registrar in their individual and fiduciary capacities, the Note Insurer and the Depositor against any liability that may result if the transfer is not exempt from registration under the Securities Act of 1933. The Holder of this Note shall be deemed by its acceptance and holding of this Note to agree that none of the Depositor, the Administrator, the Subordinated Certificateholders, the Trustee, the Collateral Agent, the Note Insurer, the Note Paying Agent or the Note Registrar is under an obligation to register this Note under the Securities Act of 1933 or any other securities law.

         The Notes are issuable only as registered Notes in denominations of $1,000,000 original Principal Amount and integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Notes are exchangeable for new Notes of authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Note Registrar may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

         The obligations and responsibilities created by the Trust Agreement for the benefit of the Noteholders shall terminate upon the payment in full of all amounts required to be paid with respect to the Notes pursuant to the Trust Agreement. The Trust may redeem the Notes as provided in the Trust Agreement on a Payment Date as of which the outstanding Principal Amount of the Notes is less than 10% of the original Principal Amount of the Notes at a redemption price equal to the principal amount of the Notes plus accrued interest to the redemption date.

         The recitals contained herein shall be taken as the statements of the Depositor, and the Trustee, the Collateral Agent, the Note Insurer, the Note Paying Agent and the Note Registrar assume no responsibility for the correctness thereof and make no representations as to the validity or sufficiency of this Note or of the assignment of the Trust Property or any related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Note Registrar, by manual or facsimile signature, this Note shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Note to be duly executed.

Dated: December __, 2001              THE NELNET GROUP TRUST II

                                      By: WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but solely
                                      as Trustee

                                      By: _____________________________________
                                      Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

                  PLEASE INSERT SOCIAL SECURITY
                  OR OTHER IDENTIFYING NUMBER
                  OF ASSIGNEE

________________________________________________________________________________
 (Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Note, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
Attorney to transfer said Note on the books of the Note Registrar, with full power of substitution in the premises.

Dated:                                                                  *
                                                ________________________
                                                Signature Guaranteed:

                                                ________________________

         * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by either (a) a member or participants in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program or (b) a Securities depository registered as a clearing agency with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C

                       [FORM OF SUBORDINATED CERTIFICATE]

         NEITHER THIS CERTIFICATE NOR THE UNDERLYING RESIDUAL RIGHTS OR ADJUSTED PROGRAM EXPENSES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. TRANSFER OF THIS CERTIFICATE MAY ONLY BE MADE TO QUALIFIED INSTITUTIONAL BUYERS AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 WHICH ARE NOT EMPLOYEE PENSION PLANS AS DEFINED IN THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 OR PLANS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. A TRANSFEREE IS REQUIRED TO SUBMIT A REPRESENTATION LETTER AND AFFIDAVIT IN THE FORM OF EXHIBIT E TO THE TRUST AGREEMENT REFERRED TO BELOW TN ORDER TO EFFECT A TRANSFER.

         THIS CERTIFICATE MAY NOT BE ACQUIRED, DIRECTLY OR INDIRECTLY, FOR OR ON BEHALF OF A PERSON WHO IS NOT A UNITED STATES PERSON (WITHIN THE MEANING OF
SECTION 7701 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).

[TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THIS CERTIFICATE IS NOT TRANSFERABLE](1)

                            THE NELNET GROUP TRUST II
              SUBORDINATED STUDENT LOAN INTEREST MARGIN CERTIFICATE

    (This Certificate does not represent an obligation of, or an interest in,
                     NELnet, Inc. or any of its affiliates).

Certificate No. __                            Percentage Interest: _____%

-----------------------
1 To be inserted in the Certificate to be held by the Holder of the Special Interest.

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Subordinated Certificates referred to in the within-mentioned Trust Agreement.

Date of Authentication:                         WILMINGTON TRUST COMPANY, as
                                                Certificate Registrar

December ___, 2001                              By: ____________________________
                                               Authorized Officer

         THIS CERTIFIES THAT _____________, is the registered owner of the above specified Percentage Interest in THE NELNET GROUP TRUST II (the "Trust").

         The Trust was created pursuant to a Trust Agreement dated as of December 1, 2001 (the "Trust Agreement"), among EMT Corp., as depositor (the "Depositor"), NELnet, Inc., as administrator (the "Administrator"), Wilmington Trust Company, as trustee (the "Trustee"), Certificate Paying Agent and Certificate Registrar, and the JPMorgan Chase Bank as Collateral Agent, Note Registrar and Note Paying Agent, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

         This certificate is one of the duly authorized certificates designated in the Trust Agreement as Subordinated Certificates (the "Subordinated Certificates"). The Trust is also issuing _____% Student Loan Interest Margin Securities (the "Notes"). This Subordinated Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement which is incorporated herein by reference and to which the Holder of this Subordinated Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Distributions with respect to the Subordinated Certificates will be made, but only after payment in full of the current principal and interest payment on the Notes, solely from the assets of the Trust, which include (as more fully described in the Trust Agreement): (i) the right to receive the residual cash-flow (the "Underlying Residual Rights") from a master trust estate established under underlying Trust Agreements, (ii) the Depositor's right to receive certain Adjusted Program Expenses, and (iii) the Collection Account, the Reserve Account and the Distribution Account established under the Trust Agreement (collectively, the "Trust Property").

         Distributions will be made with respect to the Subordinated Certificates only to the extent set forth in the Trust Agreement, semi-annually, on the second Business Day of each March and September, commencing September, 2002 (the "Payment Date") to the person in whose name this Subordinated Certificate is registered at the close of business on the second day immediately preceding such Payment Date (the "Record Date").

         It is the intent and agreement of the Depositor, the Subordinated Certificateholders and the Noteholders that, for purposes of federal income, state and local income and franchise and any other income taxes, the Trust will be treated as a grantor trust or, if not, as a partnership with the Subordinated Certificateholders being treated as partners in that partnership, and the Notes will be treated as debt of the Trust. The Holder of this Subordinated Certificate, by virtue of the acceptance hereof, agrees to treat, and to take no action inconsistent with the treatment of, the Subordinated Certificates for such tax purposes as partnership interests in the Trust.

         Distributions on this Subordinated Certificate will be made by the Certificate Paying Agent by check or money order mailed to the Subordinated Certificateholder of record in the Certificate Register without the presentation or surrender of this Subordinated Certificate or the making of any notation hereon or by wire transfer, in immediately available funds, to the account of the Subordinated Certificateholder if the Subordinated Certificateholder shall have provided to the Certificate Paying Agent appropriate written instructions at least five Business Days prior to a Distribution Date. Notwithstanding the above, the final distribution on this Subordinated Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Subordinated Certificate at the office or agency maintained for that purpose by the Certificate Paying Agent.

         The Subordinated Certificates do not represent an obligation of, or an interest in, the Depositor, the Administrator, the Trustee, the Collateral Agent, the Certificate Paying Agent, the Certificate Registrar or any affiliate of any of them. The Subordinated Certificates are limited in right of distributions to certain collections and recoveries respecting the Trust Property, but only after payment of all amounts the Notes are entitled to receive on a Payment Date, all as more specifically set forth in the Trust Agreement. None of the Trustee, the Collateral Agent, the Certificate Paying Agent, the Certificate Registrar, the Depositor, the Administrator or the Subordinated Certificateholders shall incur any personal liability in connection herewith except as provided in the Trust Agreement. A copy of the Trust Agreement may, upon request, be examined by any Subordinated Certificateholder during normal business hours at the principal office of the Trustee and at such other places, if any, designated by the Depositor.

         As provided in the Trust Agreement and subject to certain limitations set forth therein, the transfer of this Subordinated Certificate is registrable in the Certificate Register upon surrender of this Subordinated Certificate for registration of transfer at the office or agency of the Certificate Registrar, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Subordinated Certificates of authorized denominations shall be issued to the designated transferee.

         No transfer of this Subordinated Certificate shall be made unless the Certificate Registrar shall have received a Representation Letter and Affidavit from the transferee in the form of Exhibit E to the Trust Agreement. The Holder of this Subordinated Certificate shall indemnify the Trustee, the Certificate Paying Agent, the Certificate Registrar in their individual and fiduciary capacities, the Note Insurer and the Depositor against any liability that may result if the transfer is not so exempt. The holder of this Subordinated Certificate shall be deemed by its acceptance and holding of its Subordinated Certificate to agree that none of the Depositor, the Administrator, the Trustee, the Collateral Agent, the Certificate Paying Agent, the Note Insurer or the Certificate Registrar is under an obligation to register this Subordinated Certificates under the Securities Act of 1933 or any other securities law.

         The recitals contained herein shall be taken as the statements of the Depositor or the Subordinated Certificateholders, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Subordinated Certificate or of the assignment of the Trust Property or any related document.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Certificate Registrar, by manual or facsimile signature, this Subordinated Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

         IN WITNESS WHEREOF, the Trustee on behalf of the Trust and not in its individual capacity has caused this Subordinated Certificate to be duly executed.

Dated: December __, 2001                     THE NELNET GROUP TRUST II

                                             By: WILMINGTON TRUST COMPANY,
                                             not in its individual capacity but
                                             solely as Trustee

                                             By: _______________________________
                                             Authorized Officer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

                  PLEASE INSERT SOCIAL SECURITY
                  OR OTHER IDENTIFYING NUMBER
                  OF ASSIGNEE

________________________________________________________________________________
 (Please print or type name and address, including postal zip code, of assignee)

________________________________________________________________________________
the within Subordinated Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

________________________________________________________________________________
Attorney to transfer said Subordinated Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:                                         ______________________________ *
                                               Signature Guaranteed:

                                               ______________________________

         * NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Subordinated Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by either (a) a member or participants in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program or (b) a Securities depository registered as a clearing agency with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT D

                [FORM OF NOTE PAYING AGENT'S PAYMENT DATE REPORT]
                            THE NELNET GROUP TRUST II
                 ______% STUDENT LOAN INTEREST MARGIN SECURITIES

                                                   Payment Date: _______________

1. Amount Available for such Payment Date (Stated separately by (i) Underlying Residual Right and (ii) Adjusted Program Expenses and in the aggregate, and listing date of each deposit into the Collection Account) $ _____________

         (a)      Underlying Residual Rights
                  ($_______________________)

         (b)      Adjusted Program Expenses
                  ($______________________)

         (c) Total-Underlying Residual Rights and Adjusted Program Expenses ($______________________)

2.       Trustee Fee, Collateral Agent Fee, Note Insurer Premiums and
         Administration Fee

         $___________________

3.       Calculation of Interest Amount

         (a)      Interest on outstanding stated amount of Notes due on Payment
                  Date
                  ($______________________)

         (b) Interest Shortfall, if any, on Prior Payment Date ($______________________)

         (c) Interest on Interest Shortfall due on Payment Date ($______________________)

         (d)      Total-Interest Amount
                  $________________________

4. Excess, if any, of Amount Available (line 1) over the sum of (i) line 2 and (ii) the Interest Amount (line 3(d)):

         $___________________

5. Surety Bond Payments and Insured Payments, if any, for such Payment Date (stated separately)

         $___________________

         (a)      Surety Bond Payments
                  $________________________

         (b)      Insured Payments
                  $________________________

6. Amount, if any, owed to Note Insurer on account of Surety Bond Payments previously made:

         $___________________

7.       Amount, if any, owed to Note Insurer as Reimburseable Amounts:

         $___________________

8.       Outstanding Principal Amount of Notes immediately prior to such Payment
         Date:

         $___________________

9.       Recalculated Targeted Amount of Notes immediately prior to such Payment
         Date:

         $___________________

10.      Targeted Balance for such Payment Date:

         $___________________

11.      Principal Payment Amount for such Payment Date:

         $___________________

12.      Special Principal Payment, if any, for such Payment Date:

         $___________________

13.      Specified Reserve Account Requirement for such Payment Date:

         $___________________

14. Amount on deposit in the first sub-account of the Reserve Account after giving effect to all payments made on such Payment Date:

         $___________________

                                          JPMorgan Chase Bank,
                                          not in its individual capacity but
                                          solely as Note Paying Agent

                                          By: _________________________________
Enclosures

                                                                       EXHIBIT E

           [FORM OF TRANSFEREE'S REPRESENTATION LETTER AND AFFIDAVIT]

State of        )
                )ss:
County of       )

                            THE NELNET GROUP TRUST II

                    [Student Loan Interest Margin Securities]
            [Subordinated Student Loan Interest Margin Certificates]

Wilmington Trust Company, as Trustee
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attn: Corporate Trust Administration

         Dear Sirs:

         1. In connection with our proposed purchase of the above referenced [Notes] [Subordinated Certificates] (the
                  "[Notes] [Subordinated Certificates]") issued pursuant to the Trust Agreement dated as of December 1, 2001 (the "Trust Agreement"), among EMT Corp., as depositor (the "Depositor"), NELnet, Inc., as administrator (the "Administrator"), Wilmington Trust Company, as Trustee, Certificate Paying Agent and Certificate Registrar, and the JPMorgan Chase Bank as Collateral Agent, Note Registrar and Note Paying Agent, the undersigned represents as follows: [He] [She] is a [Title] of [Name of Transferee] (the "Investor").

         2. The Investor understands that the [Notes] [Subordinated Certificates] have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence and agrees, on its own behalf and on behalf of any accounts for which it is acting as hereinafter stated, that the [Notes] [Subordinated Certificates] may be resold, pledged or transferred only so long as the [Notes] [Subordinated Certificates] are eligible for resale pursuant to Rule 144A under the Securities Act ("Rule 144A"), to a person whom it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A (a "QIB") that purchases for its own account, or a QIB purchasing for the account of a QIB, to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or an institutional "accredited investor" as defined in Rule 501 (a)(1), (2), (3) or (7) under the Securities Act of 1933 (an "Institutional Accredited Investor") that represents that it is buying the [Notes] [Subordinated Certificates] for investment and not with a view to the distribution thereof.

         3.       The Investor is (check appropriate box)

                  [ ]      a QIB; or

                  [ ] an Accredited Investor that is buying without a view to distribution of the [Notes] [Subordinated Certificates].

         4. In the normal course of its business, the Investor invests in or purchases securities similar to the [Notes] [Subordinated Certificates], and the Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of which purchasing the [Notes] [Subordinated Certificates]. The Investor is aware that it (or any investor account on behalf of which the [Notes] [Subordinated Certificates] may be purchased) may be required to bear the economic risk of an investment in the [Notes] [Subordinated Certificates] for an indefinite period of time, and it is (or such account is) able to bear such risk for an indefinite period.

         5. The Investor is not acquiring such [Note] [Subordinated Certificates] directly or indirectly for, or on behalf of, a "benefit plan investor" as defined in, or subject to, the plan asset regulations set forth at 29 C.F.R. Section 2510.3-101 with respect to a Plan which is subject to Title I of ERISA or
                  Section 4975 of the Code. [<< In lieu of making the foregoing statement, the Investor may furnish to the Registrar a certification satisfactory in form and substance to the Registrar to the effect that the purchase or holding of such Note directly or indirectly for, or on behalf of, the Transferee qualifies for prohibited transaction exemptive relief under PTCE 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14 or some other applicable exemption.]

         6. The Investor: (a) acknowledges receipt of the Trust Agreement, the Confidential Private Placement Memorandum (the "Placement Memorandum") dated December 27, 2001, relating to the Notes and the Underlying Agreements listed on Schedule II thereto; the Investor acknowledges that the all payments will be based solely on amounts to be received on the Underlying Residual Rights and the Adjusted Program Expenses. The Investor understands that it is not expected that the Confidential Private Placement Memorandum will be updated to reflect the performance of the Underlying Residual Rights and the Adjusted Program Expenses or for any other purpose; and confirms that it has been given the opportunity to conduct such investigation of the Trust Agreement and the Underlying Residual Rights and the Adjusted Program Expenses and ask such questions of officers of the Depositor as it has considered necessary for purposes of its investment decision.

         7. The Investor is not acquiring such [Note] [Subordinated Certificates], directly or indirectly, for or on behalf of a person who is not a United States person (as defined in Section 7701 of the Code).

                                        Very truly yours,

                                        [INVESTOR]

                                        By: _________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT F

                        DEBT SERVICE RESERVE SURETY BOND

                                  [MBIA LOGO]

                              DEBT SERVICE RESERVE
                                   SURETY BOND

                           MBIA INSURANCE CORPORATION
                             ARMONK, NEW YORK 10504

                                                       Surety Bond No. 37160(2)

         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably guarantees the full and complete payments that are to be applied to payment of principal of and interest on the Obligations (as hereinafter defined) and that are required to be made by or on behalf of THE NELNET GROUP TRUST II (the "Issuer") under the Trust Agreement (the "Document") to JPMorgan Chase Bank (the "Note Paying Agent"), as such payments are due but shall not be so paid, in connection with the issuance by the Issuer of $60,000,000 THE NELNET GROUP TRUST II 5.691% Student Loan Interest Margin Securities (SLIMS(SM)) (the "Obligations"), provided, that the amount available hereunder for payment pursuant to any one Demand for Payment (as hereinafter defined) shall not exceed $1,900,000 or the Debt Service Available Amount for the Obligations (as set forth in the Document), whichever is less (the "Surety Bond Limit"); provided, further, that the amount available at any particular time to be paid to the Note Paying Agent under the terms hereof (the "Surety bond Coverage) shall be reduced and may be reinstated from time to time as set forth herein.

1. As used herein, the term "Owner" shall mean the registered owner of any Obligation as indicated in the books maintained by the applicable note paying agent, the Issuer or any designee of the Issuer for such purpose. The term "Owner" shall not include the Issuer or any person or entity whose obligation or obligations by agreement constitute the underlying security or source of payment for the Obligations.

2. Upon the later of: (i) three (3) days after receipt by the Insurer of a demand for payment in the form attached hereto as Attachment 1 (the "Demand for Payment"), duly executed by the Note Paying Agent; or (ii) the payment date of the Obligations as specified in the Demand for Payment presented by the Note Paying Agent to the Insurer, the Insurer will make a deposit of funds in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment to the Note Paying Agent, of amounts that are then due to the Note Paying Agent (as specified in the Demand for Payment) subject to the Surety Bond Coverage.

3. Demand for Payment hereunder may be made by prepaid telecopy, telex, TWX or telegram of the executed Demand for Payment c/o the Insurer. If a Demand for Payment made hereunder does not, in any instance, conform to the terms and conditions of this Surety Bond, the Insurer shall give notice to the Note Paying Agent, as promptly as reasonably practicable, that such Demand for Payment was not effected in accordance with the terms and conditions of this Surety Bond and briefly state the reason(s) therefor. Upon being notified that such Demand for Payment was not effected in accordance with this Surety Bond, the Note Paying Agent may attempt to correct any such nonconforming Demand for Payment if, and to the extent that, the Note Paying Agent is entitled and able to do so.

4. The amount payable by the Insurer under this Surety Bond pursuant to a particular Demand for Payment shall be limited to the Surety Bond Coverage. The Surety Bond Coverage shall be reduced automatically to the extent of each payment made by the Insurer hereunder and will be reinstated to the extent of each reimbursement of the Insurer pursuant to the provisions of Article 11 of the Financial Guaranty Agreement dated the date hereof between the Insurer and the Issuer (the "Financial Guaranty Agreement"); provided, that no premium is due and unpaid on this Surety Bond and that in no event shall such reinstatement exceed the Surety Bond Limit. The Insurer will notify the Note Paying Agent, in writing within five (5) days of such reimbursement, that the Surety Bond Coverage has been reinstated to the extent of such reimbursement pursuant to the Financial Guaranty Agreement and such reinstatement shall be effective as of the date the Insurer gives such notice. The notice to the Note Paying Agent will be substantially in the form attached hereto as Attachment 2.

5. Any service of process on the Insurer or notice to the Insurer may be made to the Insurer at its offices located at 113 King Street. Armonk, New York 10504 and such service of process shall be valid and binding.

                                  [MBIA LOGO]

6. The term of this Surety Bond shall expire on the earlier of (i) September 2, 2012 (the maturity date of the Obligations being currently issued), or (ii) the date on which the Issuer has made all payments required to be made on the Obligations pursuant to the Document.

7. The premium payable on this Surety Bond is not refundable for any reason, including the payment prior to maturity of the Obligations.

8. This Surety Bond shall be governed by and interpreted under the laws of the State of New York. Any suit hereunder in connection with any payment may be brought only by the Note Paying Agent within one year after (i) a Demand for Payment, with respect to such payment, is made pursuant to the terms of this Surety Bond and the Insurer has failed to make such payment, or (ii) payment would otherwise have been due hereunder but for the failure on the part of the Note Paying Agent to deliver to the Insurer a Demand for Payment pursuant to the terms of this Surety Bond, whichever is earlier.

9. There shall be no acceleration payment due under this Policy unless such acceleration is at the sole option of the Insurer.

10. This policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         In witness whereof, the Insurer has caused this Surety Bond to be executed in facsimile on its behalf by its duly authorized officers, this 28th day of December, 2001.

                                             MBIA INSURANCE CORPORATION

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             President

                                    Attest:  /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             Assistant Secretary

                                  [MBIA LOGO]

                                                        Attachment 1
                                                        Surety Bond No. 37160(2)

                               DEMAND FOR PAYMENT

                                                                  _______, 20___

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

Attention: President

         Reference is made to the Surety Bond No. 37160(2) (the "Surety Bond") issued by the MBIA Insurance Corporation (the "Insurer"). The terms which are capitalized herein and not otherwise defined have the meanings verified in the Surety Bond unless the context otherwise requires.

         The Note Paying Agent hereby certifies that:

         (a) In accordance with the provisions of the Document (attached hereto as Exhibit A), payment is due to the Owners of the Obligations on [_______] (the "Payment Date") in an amount equal to $[________] (the "Interest Amount").

         (b)      The Debt Service Available Amount for the Obligations is
                  $[_____].

         (c) The amounts legally available to the Note Paying Agent on the Payment Date will be $[___] less than the Interest Amount (the "Deficiency").


         (d) The Note Paying Agent has not heretofore made demand under the Surety Bond for the Interest Amount or any portion thereof.

         The Note Paying Agent hereby requests that payment of the Deficiency (subject to the Surety Bond Coverage) be made by the Insurer under the Surety Bond and directs that payment under the Surety Bond be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Surety Bond: _____________________________

[Note Paying Agent's Account]

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty No To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

                                                         [NOTE PAYING AGENT]

                                                        By _____________________
                                                        Its ____________________

                                  [MBIA LOGO]
                                                        Attachment 2
                                                        Surety Bond No. 37160(2)

                             NOTICE OF REINSTATEMENT

                                                               _________, 20____
[Note Paying Agent]

[Address]

         Reference is made to the Surety Bond No. 37160(2) (the "Surety Bond") issued by MBIA Insurance Corporation (the "Insurer"). The terms which are capitalized herein and not otherwise defined have the meanings specified in the Surety Bond unless the context otherwise requires.

         The Insurer hereby delivers notice that it is receipt of payment from the Obligor pursuant to Article II of the Financial Guaranty Agreement and as of the date hereof the Surety Bond Coverage is $

                                             MBIA INSURANCE CORPORATION
                                             __________________________
                                             President

                                Attest:      ___________________________________
                                             Assistant Secretary

                                                                       EXHIBIT G

                              NOTE INSURANCE POLICY

                                  [MBIA LOGO]

                          NOTE GUARANTY INSURANCE POLICY

OBLIGATIONS       $60,000,000  THE NELNET  GROUP TRUST II POLICY  NUMBER:
                  37160(1)
                  5.691% Student Loan
                  Interest Margin Securities (SLIMS(SM))

         MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by JPMorgan Chase Bank, or its successors, as note paying agent for the Owners (the "Note Paying Agent"), on behalf of the Owners, for distribution by the Note Paying Agent to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Note Paying Agent, whether or not such funds are properly applied by the Note Paying Agent. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Note Paying Agent for withholding taxes, if any (including interest and penalties in respect of any such liability).

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating, to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is

                                  [MBIA LOGO]


due or the second Business Day following receipt in New York. New York on a Business Day by State Street Bank and Trust Company. N.A., as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Note Paying Agent and the Note Paying Agent may submit an amended Notice.

         Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Note Paying Agent on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Note Paying Agent for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner 10 receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Trust Agreement dated as of December 1, 2001 among EMT Corp.. as Depositor. NELNET, Inc.. as Administrator, JPMorgan Chase Bank, as Collateral Agent. Note Registrar and Note Paying Agent, and Wilmington Trust Company, as Trustee. Certificate Registrar and Certificate Paying Agent, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Note Paying Agent under the Agreement is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means (a) for any Payment Date, an amount equal to the excess, if any of the Interest Amount over the Amount Available in the Collection Account to pay the Interest Amount, after giving effect to the payments made pursuant to Section 4.2(a)(i), (ii), (iii) and (iv) of the Agreement and the receipt of amounts, if any, from the first sub-account of the Reserve Account, an Optional Advance, if any, and a Surety Bond Payment, if any, and (b) on the Maturity Date, any amount equal lo the excess, if any, of the outstanding Principal Amount of the Notes over the Amount Available in the Collection Account to pay the outstanding Principal

                                  [MBIA LOGO]

Amount of the Notes, after giving effect to amounts, if any, received from the first sub-account of the Reserve Account and the payments made pursuant to
Section 4.2(a)(i), (ii), (iii), (iv), (v) and (vi) of the Agreement.

         "Insured Payment" means (a) as of any Payment Date, any Deficiency Amount and (b) any Preference Amount.

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Note Paying Agent specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

         "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Notes to payment thereunder.

         "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect 10 any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Note Paying Agent.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Note Paying Agent in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

                                  [MBIA LOGO]

         IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 28th day of December 2001.

                                             MBIA INSURANCE CORPORATION

                                             /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             President

                                  Attest:    /s/ [ILLEGIBLE]
                                             -----------------------------------
                                             Assistant Secretary

                                  [MBIA LOGO]

                                    EXHIBIT A

                           TO NOTE GUARANTY INSURANCE
                           POLICY NUMBER: [_________]

                           NOTICE UNDER NOTE GUARANTY
                     INSURANCE POLICY NUMBER: [__________]

State Street Bank and Trust Company. N.A., as Fiscal Agent
    for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY 10006
Attention: Municipal Registrar and
    Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk,NY 10504

The undersigned, a duly authorized officer of [NAME OF NOTE PAYING AGENT], as note paying agent (the "Note Paying Agent"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number:
[_________](the "Policy") issued by the Insurer in respect of the $60,000,000 THE NELNET GROUP TRUST II 5.691% Student Loan Interest Margin Securities (the "Obligations"), that:

                  (a) the Note Paying Agent is the note paying agent under the Trust Agreement dated as of December 1, 2001, among EMT Corp., as Depositor, NELNET, Inc., as Administrator, JPMorgan Chase Bank as Collateral Agent, Note Registrar and Note Paying Agent, and Wilmington Trust Company, as Trustee, Certificate Registrar and Certificate Paying Agent;

                  (b) the amount due under clause (a) of the definition of Deficiency Amount for the Payment Date occurring on [_______________] (the "Applicable Payment Date") is $[_______];

                  (c) the amount due under clause (b) of the definition of Deficiency Amount for the Applicable Payment Date is $[___________]:

                  (d)      the sum of the amounts listed in paragraphs (b) and
         (c) above is $[___________] (the "Deficiency Amount"):

                  (e) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable

                                  [MBIA LOGO]

         order of a court having competent jurisdiction is $[___________] (the "Preference Amount");

                  (f) the total Insured Payment due is $[________], which amount equals the sum of the Deficiency Amount and the Preference
         Amount:

                  (g) the Note Paying Agent is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (d) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (e) above to be applied to the payment of any Preference Amount; and

                  (h) the Note Paying Agent directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:[NOTE PAYING AGENT'S ACCOUNT NUMBER].

                  Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act. Which Is Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

         IN WITNESS WHEREOF, the Note Paying Agent has executed and delivered this Notice under the Policy as of the [_] day of [________], [____].

                                      [NAME OF NOTE PAYING AGENT], as Note
                                      Paying Agent

                                      By _______________________________________
                                      Title ____________________________________

                                                                       EXHIBIT H

                          FORM OF CASH FLOW CERTIFICATE

                         [Date of Cash Flow Certificate]

Bank One Trust Company, N.A.
Bank One Tower
111 Monument Circle
Suite IN1-0152
Indianapolis, Indiana 46277
Attention: Corporate Trust Department

         Pursuant to Section 5.4(E) of the Trust Agreement, dated as of May 15, 1998 (as amended and supplemented, the "Trust Agreement"), between EMT Corp. and Bank One Trust Company, N.A., as successor trustee (the "Trustee"), the undersigned hereby certifies the following:

         1. There is on deposit in the Reserve Account established pursuant to Section 5.2(A)(3) of the Trust Agreement, an amount equal to the Reserve Account Requirement (as defined in the Trust Agreement).

         2. There are no amounts due and payable pursuant to Section 5.4(A) of the Trust Agreement.

         3. The value of the Loans (as defined in the Trust Agreement) is equal to $_____________(For purposes of this Paragraph 3, the value of each Loan has been determined to equal (i) 100% of the outstanding principal amount of the Loan plus accrued interest if such Loan is not in default and (ii) the principal amount and accrued interest thereon which is guaranteed by the applicable Guarantor (as defined in the Trust Agreement) if such Loan is in default).

         4. The Value of the Investment Securities on deposit in the Accounts established pursuant to the Trust Agreement is equal to $_______________.

         5. The principal amount of the Outstanding Notes (as defined in the Trust Agreement) is equal to $________.

         6. The amounts listed in Paragraphs 3 and 4, exceed 101% of the amount in Paragraph 5 by $ ______________ (the "Withdrawal Amount").

         In addition, the undersigned, on behalf of EMT Corp., pursuant to
Section 5.4(E)(ii) of the Trust Agreement hereby instructs the Trustee to transfer an amount equal to the Withdrawal Amount to JPMorgan Chase Bank, as collateral agent for the THE NELNET GROUP TRUST-II, a Delaware business trust (the "Trust") formed pursuant to the Trust Agreement, dated as of December 1, 2001, by and among EMT Corp., NELnet, Inc., as administrator, JPMorgan Chase Bank, as collateral agent, note registrar and note paying agent, and Wilmington Trust Company, as trustee, certificate paying agent and certificate registrar. Such Withdrawal Amount shall be transferred to the following account:

                  Account Bank:         JPMorgan Chase Bank
                  Facsimile Number:     (212) 946-8191
                  Telephone Number:     (212) 946-3247
                  Reference:            THE NELNET GROUP TRUST II
                  ABA Number:           Account Number:

                                            Sincerely,

                                            [___________________________]

                                            BY ____________________________
                                            [Name and Title]

                                                                       EXHIBIT I

                                 FORM OF NOTICE

                         [on file with Kutak Rock LLP]

                                                                       EXHIBIT J

                           FORM OF DEMAND FOR PAYMENT

                                       J-1

                         [on file with Kutak Rock LLP]